Exhibit 10.31

                              EMPLOYMENT AGREEMENT

            THIS EMPLOYMENT AGREEMENT ("Agreement") is made and entered into this 8th day of November, 2006 by and between Robert O'Neill, residing at 98 Country Village Court, New Hyde Park, NY 11040 (the "Executive"), and Summit Global Logistics, Inc., a Delaware corporation ("Summit"), and its subsidiaries (the "Company").

                                   BACKGROUND

            WHEREAS, the Executive is expected to make a major contribution to the growth, profitability and financial strength of the Company; and

            WHEREAS,   the  Company  desires  to  retain  the  services  of  the
Executive, and the Executive desires to be retained by the Company, on the terms and conditions set forth below.

            NOW, THEREFORE, intending to be legally bound, and in consideration of the premises and the mutual promises set forth in this Agreement, the receipt and sufficiency of which are hereby acknowledged, the Company and Executive agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

      1.1 DEFINITIONS. The following terms, when used in this Agreement, shall have the following meanings, unless the context clearly requires otherwise (such definitions to be equally applicable to both the singular and plural of the defined terms):

            1.1.1 "AFFILIATE" means, (a) with respect to the Executive, any other Person directly or indirectly Controlling, Controlled by, or under common Control with the Executive and (b) with respect to the Company, (i) any Person which directly or indirectly beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) securities or other equity interests possessing more than 50% of the aggregate voting power in the election of directors (or similar governing body) represented by all outstanding securities of the Company or (ii) any Person with respect to which the Company beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) securities or other equity interests possessing more than 50% of the aggregate voting power in the election of directors (or similar governing body) represented by, or more than 5% of the aggregate value of, all outstanding securities or other equity interests of such Person.

            1.1.2 "BASE SALARY" shall have the meaning set forth in section 3.1.

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            1.1.3 "BOARD" means the Board of Directors of Summit.

            1.1.4 "CHANGE IN CONTROL" means the occurrence of any of the following:

                  1.1.4.1 the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended) (the "Act") of beneficial ownership (within the meaning of Rule 13d-3 of the Act) of more than 50% of the (A) then outstanding voting stock of Summit; or (B) the combined voting power of the then outstanding securities of Summit entitled to vote;

                  1.1.4.2 an ownership change in which the shareholders of Summit before such ownership change do not retain, directly or indirectly, at least a majority of the beneficial or legal interest in the voting stock of Summit after such transaction, or in which Summit is not the surviving company;

                  1.1.4.3 the direct or indirect sale or exchange by the beneficial owners (directly or indirectly) of Summit of all or substantially all of the assets of Summit; or

                  1.1.4.4   the bankruptcy of Summit.

            1.1.5 "CAUSE" means, as determined by the Company in its sole discretion, the Executive's

                  1.1.5.1 material act of dishonesty with respect to the Company;

                  1.1.5.2 conviction for a felony, gross misconduct that is likely to have a material adverse effect on the Company's business and affairs; or

                  1.1.5.3 other misconduct, such as excessive absenteeism or material failure to comply with Company rules.

            1.1.6 "CODE" means the Internal Revenue Code of 1986, as amended.

            1.1.7 "COMMON STOCK" means the common stock of Summit.

            1.1.8 "COMPANY LOCATION" means a Company office consisting of one or more buildings within 25 miles of each other.

            1.1.9 "COMPENSATION COMMITTEE" means the Compensation Committee of the Board or such other committee designated by the Board that satisfies any then applicable requirements of the New York Stock Exchange, Nasdaq, or such other principal national stock exchange on which the Common Stock is then traded, and which consists of two or

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      more  members  of the Board,  each of whom  shall be an  outside  director within the meaning of Section 162(m) of the Code.

            1.1.10 "CONFIDENTIAL INFORMATION" means:

                  1.1.10.1 proprietary information, trade secrets and know-how of the Company and/or its Affiliates;

                  1.1.10.2 confidential information relating to the business, operations, systems, networks, services, data bases, customer lists, pricing policies, business plans, marketing plans, product development plans, strategies, inventions and research of the Company and/or its Affiliates; and

                  1.1.10.3 confidential information relating to the financial affairs and results of operations and forecasts or projections of the Company and/or its Affiliates;

            provided that information shall not constitute Confidential Information if such information: (i) is generally known or reasonably knowable by Persons other than the Company or its Affiliates or Persons employed by, in control of or otherwise affiliated with the Company or its Affiliates, (ii) is known or reasonably knowable by Persons other than the Company or its Affiliates or Persons employed by, in control of or otherwise affiliated with the Company or its Affiliates, by reason of the action of such Person or Persons other than the Executive or any Person acting at the Executive's direction or with the Executive's prior consent, (iii) was known or reasonably knowable by the Executive, by lawful means, prior to the date of the Executive's employment with the Company or (iv) is compelled to be disclosed by law, regulation or legal process.

            1.1.11 "CONTROL" (including the terms "Controlled by" and "under common Control with") means the possession, directly or indirectly or as a trustee or executor, of the power to direct or cause the direction of the management of a Person (including the direction of any Person related to the Executive), whether through the ownership of stock, as a trustee or executor, by contract or credit agreement or otherwise.

            1.1.12 "DISABILITY" means any physical or mental condition which renders Executive incapable of performing his essential functions and duties hereunder for at continuous period of at least 180 days, as determined in good faith by a physician appointed by the Company.

            1.1.13 "EFFECTIVE DATE" means the date of the Closing as defined in the Purchase Agreement.

            1.1.14 "EMPLOYMENT TERM" shall have the meaning set forth in section 2.2.

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            1.1.15  "EXCHANGE  ACT" shall mean the  Securities  Exchange  Act of
      1934, as amended.

            1.1.16 "FISCAL YEAR" means the calendar year.

            1.1.17 "GOOD REASON" means the occurrence of any of the following:

                  1.1.17.1 without the Executive's prior written consent, any material diminution in the Executive's authority, duties or responsibilities, including those pertaining to his status as a director of the Board, if applicable; provided, however, that prior to any termination pursuant to this Section 1.1.17.1, the Company must be given notice by the Executive of his/her objection to such material diminution and no less than 20 days to cure the same;

                  1.1.17.2 any failure by the Company to pay the Executive any portion of the Base Salary or other payments to which the Executive is entitled, provided, however, that prior to any termination pursuant to this
                            Section 1.1.17.2 on account of the non-payment of Base Salary, the Company must be given notice by the Executive of such acts and omissions and no less than 30 days to cure the same;

                  1.1.17.3 without the Executive's prior written consent, the relocation of the principal place of the Executive's employment to a location a further distance than the Company Location where the individual was working immediately prior to the relocation; or

                  1.1.17.4 a material breach by the Company of any of the material provisions of this Agreement, provided, however, that prior to any such termination pursuant to this Section 1.1.17.4, the Company must be given notice by the Executive of such acts or omissions and no less than 20 days to cure the same.

            1.1.18   "MANAGEMENT   INCENTIVE   PLAN"  means  the  Summit  Global
      Logistics, Inc. 2007 Management Incentive Plan, attached as Exhibit A hereto.

            1.1.19 "PERSON" means an individual, corporation, partnership, association, limited liability company or partnership, trust, government, governmental agency or body, or any other group or entity, no matter how organized and whether or not for profit.

            1.1.20 "PURCHASE AGREEMENT" means that certain Equity Purchase Agreement by and between Maritime Logistics US Holdings Inc., FMI Holdco I, LLC, FMI Blocker, Inc. and each of the Sellers set forth in Schedule A thereto, dated as of October 23, 2006.

            1.1.21 "TERMINATION DATE" means the date on which the Executive's employment with the Company terminates for any reason.

            1.1.22 "YEAR OF SERVICE" means the completion by the Executive of Year One, Year Two, Year Three, Year Four or Year Five, or any additional one-year period under Section 2.2 hereof, as applicable. For purposes of
      Section 3.3 hereof, and only for such purposes, partial years of service will be credited as one (1) Year of Service if the Executive has worked at least 1,000 hours during the applicable year.

            1.1.23 "YEAR ONE" means the 12-consecutive-month period beginning on the Effective Date and ending on the day immediately prior to the first day of Year Two.

            1.1.24 "YEAR TWO" means the 12-consecutive-month period beginning on the first anniversary of the Effective Date and ending on the day immediately prior to the first day of Year Three.

            1.1.25 "YEAR THREE" means the 12-consecutive-month period beginning on the second anniversary of the Effective Date and ending on the day immediately prior to the first day of Year Four.

            1.1.26 "YEAR FOUR" means the 12-consecutive-month period beginning on the third anniversary of the Effective Date and ending on the day immediately prior to the first day of Year Five.

            1.1.27 "YEAR FIVE" means the 12-consecutive-month period beginning on the fourth anniversary of the Effective Date and ending on the day immediately prior to the fifth anniversary of the Effective Date.

                                    ARTICLE 2

                               EMPLOYMENT AND TERM

      2.1 EMPLOYMENT. The Company employs Executive and the Executive hereby agrees to such employment by the Company during the Employment Term to serve as Division President of FMI Holdco I, LLC, with the customary duties, authorities and responsibilities of an officer of a corporation and such other duties, authorities and responsibilities relative to the Company or its Affiliates that have been agreed upon in writing by the Company and Executive. This Agreement supersedes any and all prior agreements between the Executive and the Company or the Company's predecessors in interest with respect to the Executive's employment, and any such prior agreements shall be void and of no further force and effect as of the Effective Date.

      2.2 EMPLOYMENT TERM. The "Employment Term" of this Agreement shall commence on the Effective Date, and unless sooner terminated as provided in
Article 4, shall terminate upon the fifth (5th) anniversary of such date. Thereafter, and unless sooner terminated as provided in Article 4, the Employment Term shall automatically be renewed on each anniversary date of the expiration of the initial Employment Term for a period of one (1) year, unless and until either the Company or the Executive terminates such automatic renewal upon sixty (60) days' advance written notice to the other of an intention not to renew (that is, upon written notice of an intention not to renew delivered to the other at least sixty (60) days prior to the beginning of the next one-year period); provided, however, that in no event shall the Employment Term exceed a period of ten (10) continuous years beginning with the Effective Date.

      2.3 FULL WORKING TIME. During the Employment Term, the Executive shall devote substantially all of his ability and attention, all of his skill and experience and efforts during normal business hours and at such other times as reasonably required for the proper performance of his duties hereunder and to the business and affairs of the Company. During the Employment Term, the Executive shall not, either directly or indirectly, actively participate in any other business or accept any employment or business office whatsoever from any other Person; provided, however, that the foregoing shall not preclude the Executive, subject to Article 5, from: (i) serving as a director of any non-profit or charitable organization, or any company not in competition with the Company, or (ii) making an investment in any other business, so long as in any such case, the Executive does not actively participate in such other business or organization and such activity does not interfere with the Executive's ability to perform his duties hereunder and does not constitute a conflict of interest with the Company.

                                    ARTICLE 3

                            COMPENSATION AND BENEFITS

      3.1 BASE SALARY. During the Employment Term, as compensation for services hereunder and in consideration for the protective covenants set forth in Article 5 of this Agreement, the Executive shall be paid a base salary of Three Hundred Thousand United Stated Dollars (U.S. $300,000) for Year One, with an annual cost of living increase of 3% for each of Year Two, Year Three, Year Four and Year Five, and, if applicable under Section 2.2 hereof, for each additional one-year period of the Employment Term thereafter, or such greater amount as may from time to time be approved by the Compensation Committee (the "Base Salary"). Cost-of-living increases shall be effective as of the commencement of Year Two, Year Three, Year Four and Year Five, respectively, and, if applicable under
Section 2.2 hereof, as of the first day of each additional one-year period of the Employment Term thereafter, and shall be cumulative. Base Salary shall be paid to the Executive in accordance with the Company's normal payroll practices.

      3.2 BONUSES. The Executive shall receive an annual bonus in accordance with the terms of a grant agreement made pursuant to the terms of the Management Incentive Plan (the "Annual Bonus Grant Agreement"). The Executive also shall receive a multi-year bonus, pursuant to the terms of the Management Incentive Plan, if certain performance targets are met as of the end of the Employment Term (the "Multi-Year Bonus Grant Agreement"). The Annual Bonus Grant Agreement and Multi-Year Bonus Grant Agreement are attached as Exhibits B and C, respectively, hereto. If the Management Incentive Plan is terminated for any reason whatsoever, whether by the Company or any other Person, the Executive shall be paid the annual bonus and multi-year bonus that otherwise would be payable to him with respect to the Performance Period within which the termination of such Plan occurs, notwithstanding the termination of such Plan. For purposes of the immediately preceding sentence, the Executive's annual bonus and multi-year bonus that otherwise would be payable to him with respect to the Performance Period within which the termination of the Management Incentive Plan occurs shall be identical to that set forth in Exhibits B and C, respectively, hereto, and shall be fully vested, subject to the satisfaction of the conditions set forth in Section 5.2 of such Plan.

      3.3 RETIREMENT, WELFARE AND FRINGE BENEFITS. To the maximum extent that he is eligible under the terms of the applicable plan or program, the Executive shall participate in the current or future plans or programs maintained by the Company for its employees and/or senior executives that provide insurance, medical benefits, retirement benefits, or similar fringe benefits, as well as any additional plans or programs that may be adopted that are generally applicable to senior executives; provided, however, that if within the
Employment Term, the Executive leaves the employment of the Company and is eligible for severance benefits, then $7,500 per Year of Service shall be added to the severance amount in lieu of any forfeited (non-vested) qualified plan amount. In addition, the Executive shall be entitled to a minimum of twenty (20) vacation days for each calendar year beginning with or within a Year of Service, which must be taken in accordance with the Company's vacation policy then in effect. The Executive shall also be entitled at least six (6) days of sick day leave, seven (7) personal days leave and seven (7) fixed holidays for each calendar year beginning with or within a Year of Service, which must be taken in accordance with the Company's applicable policies then in effect. Unused vacation days, sick days or personal days shall not carry forward into the subsequent year. In the event that the Company establishes a more favorable vacation, sick leave or personal day policy generally applicable to senior executives, the Executive shall be entitled to any such additional benefits. During the Employment Term, the Company shall pay the Executive an automobile allowance, which shall not exceed $1,250 per month, plus an annual inflation adjustment reflecting market conditions. The Executive is responsible for the tax consequences of the personal usage of the automobile. The Executive shall be entitled to a $5,000 per year golf, health, country and/or other recreational club membership allowance for each Year of Service, to be allocated among the foregoing as the Executive sees fit. The Executive is responsible for the tax consequences of the personal usage of the golf, health, country and/or other recreational club membership. In addition, or in lieu of the Company policy for executives with respect to annual physical examinations, during each Year of Service, the Executive shall be reimbursed up to $1000 for an annual physical examination conducted by a physician designated by the Executive.

      3.4 INDEMNIFICATION AND INSURANCE.

            3.4.1 D&O INSURANCE. During the entirety of the Employment Term, the Company shall cause the Executive to be covered by and named as an insured or as a member of a class of insured under any policy or contract of insurance obtained by it to insure its directors and officers against personal liability for acts or omissions in connection with service as an officer or director of the Company or service in other capacities at its request ("D&O Insurance Coverage"). The D&O Insurance Coverage provided to the Executive pursuant to this Section 3.4.1 shall be of the same scope and on the same terms and conditions as the coverage (if any) provided to other officers or directors of the Company and shall continue for so long as the Executive shall be subject to personal liability relating to such service.

            3.4.2 EPLI INSURANCE. During the entirety of the Employment Term, the Company shall cause the Executive to be covered by and named as an insured or as a member of a class of insured under any policy or contract of insurance obtained by it to insure its directors and officers against personal liability for acts or omissions in connection with service as a director or officer of the Company, where such personal liability could arise under or in connection with, or be attributable to, the Company's employment practices and procedures "EPLI Insurance Coverage"). The EPLI Insurance Coverage provided to the Executive pursuant to this Section
      3.4.2 shall be of the same scope and on the same terms and conditions as the coverage (if any) provided to other officers or directors of the Company and shall continue for so long as the Executive shall be subject to personal liability relating to such service.

            3.4.3 INDEMNIFICATION. To the maximum extent permitted under applicable law, and provided that the Executive has acted within the scope of his authority hereunder, the Company shall indemnify the Executive against and hold him harmless from any costs, liabilities, losses and exposures (each, a "Cost," and collectively, "Costs") to the fullest extent and on the most favorable terms and conditions that similar indemnification is offered to any director or officer of the Company or any subsidiary or Affiliate thereof and shall survive the termination of this Agreement and continue for so long as the Executive shall be subject to personal liability relating to such service; provided, however, that the Company shall not indemnify and hold harmless the Executive from a Cost to the extent that such Cost is attributable to the Executive's (i) willful misconduct or gross negligence in the performance of his duties or exercise of his authority hereunder or (ii) material breach of any of the provisions of this Agreement.

      3.5 EXPENSES. The Company shall pay or reimburse the Executive for reasonable business expenses actually incurred or paid by the Executive during the Employment Term, in the performance of his services hereunder; provided, however, that such expenses are consistent with the Company's policy. Such payment or reimbursement is expressly conditioned upon presentation of expense statements or vouchers or other supporting documentation by the Executive in a manner that is acceptable to the Company and otherwise in accordance with the Company's policy then in effect.

      3.6 DEDUCTIONS. The Company shall deduct from all compensation or benefits payable pursuant to this Agreement such payroll, withholding and other taxes and medical, pension and other benefits in accordance with the Company's benefit programs and the Executive's selections and as may in the reasonable opinion of the Company be required by law and any such additional amounts requested in writing by the Executive.

                                    ARTICLE 4

                                   TERMINATION

      4.1 GENERAL. The Company shall have the right to terminate the employment of the Executive at any time with or without Cause and the Executive shall be paid the Standard Termination Entitlements (as defined in Section 4.3.1).

      4.2 TERMINATION UNDER CERTAIN CIRCUMSTANCES.

            4.2.1 TERMINATION WITHOUT SEVERANCE BENEFITS. In the event the Executive's employment with the Company is terminated prior to the expiration of the Employment Term by reason of (i) the Executive's resignation without Good Reason, (ii) the Executive's death or (iii) the Executive's discharge by the Company for Cause prior to the occurrence of a Change in Control, this Agreement shall terminate including, without limitation, the Company's obligations to provide any compensation, benefits or severance to the Executive under Article 3 of this Agreement or otherwise, other than the Standard Termination Entitlements (as defined in section 4.3.1).

            4.2.2 DISABILITY. The Company may terminate the Executive's employment upon the Executive's Disability. In such event, in addition to the Standard Termination Entitlements (as defined in section 4.3.1), the Company shall continue to pay the Executive his Base Salary in accordance with the Company's normal payroll practices, at the annual rate in effect for him immediately prior to the termination of his employment, during a period ending on the earliest of: (a) the date on which long-term disability insurance benefits are first payable to him under any long-term disability insurance plan covering employees of the Company; and (b) the date of his death. A termination of employment due to Disability under this Section 4.2.2 shall be effected by notice of termination given to the Executive by the Company and shall take effect on the later of the effective date of termination specified in such notice or the date on which the notice of termination is deemed given to the Executive.

            4.2.3 TERMINATION WITH SEVERANCE BENEFITS. In the event that the Executive's employment with the Company is terminated by the Executive prior to the expiration of the Employment Term for Good Reason or by the Company prior to the expiration of the Employment Term other than for Cause or Disability, the Company shall pay the Standard Termination Entitlements (as defined in section 4.3.1) and the Severance Benefits (as defined in section 4.3.2); provided, however, that any payment required by this section 4.2.3 is expressly conditioned upon:

                  4.2.3.1 The Executive's continued material compliance with the terms of this Agreement, including, without limitation, Article 5; and

                  4.2.3.2 The Executive's resignation from any and all positions which he holds as an officer, director or committee member with respect to the Company or any Affiliate thereof.

      4.3 STANDARD TERMINATION ENTITLEMENTS; SEVERANCE BENEFITS.

            4.3.1 STANDARD TERMINATION ENTITLEMENTS. For all purposes of this Agreement, the Executive's "Standard Termination Entitlements" shall mean and include:

                  4.3.1.1 the Executive's earned but unpaid compensation as of the date of his termination of employment. This payment shall be made at the time and in the manner prescribed by law applicable to the payment of wages including, specifically, payment for accrued, but unused vacation days;

                  4.3.1.2   reimbursement  for reasonable  business expenses and
                            authorized   travel  expenses   incurred  but  still
                            outstanding; and

                  4.3.1.3 the benefits, if any, due to the Executive, and the Executive's estate, surviving dependents or his designated beneficiaries under the employee benefit plans and programs and compensation plans and programs maintained for the benefit of, or covering, the officers, executives and employees of the
                            Company, including, but not limited to, the Management Incentive Plan. The time and manner of payment or other delivery of these benefits and the recipients of such benefits shall be determined according to the terms and conditions of the applicable plans and programs.

            4.3.2 SEVERANCE BENEFIT. For all purposes of this Agreement, the Executive's "Severance Benefit" shall mean the benefit set forth in Schedule A attached hereto.

                                    ARTICLE 5

                              RESTRICTIVE COVENANTS

      5.1 PROPRIETARY INFORMATION.

            5.1.1 DISCLOSURE DURING THE EMPLOYMENT TERM. Subject to Section 5.4 hereof, the Executive shall promptly disclose to the Company in such form and manner as the Company may reasonably require (a) all operations, systems, services, methods, developments, inventions, improvements and other information or data pertaining to the business or activities of the Company and its Affiliates as are conceived, originated, discovered or developed by the Executive during the Employment Term and (b) such information and data pertaining to the business, operations, personnel, activities, financial affairs, and other information relating to the Company and its Affiliates and their respective customers, suppliers, employees and other persons having business dealings with the Company and its Affiliates as may be reasonably required for the Company to operate its business. It is understood that such information is proprietary in nature and shall (as between the Company and Executive) be for the exclusive use and benefit of the

      Company and shall be and remain the property of the Company both during the Employment Term and thereafter.

            5.1.2 DISCLOSURE AFTER EMPLOYMENT. In the event that the Executive leaves the employ of the Company for any reason, including, without limitation, the expiration of the Employment Term, the Executive shall deliver to the Company any and all devices (including any lap top, personal hand-held devices or mobile telephone), records, data, notes, reports, proposals, lists, correspondence, specifications, drawings, blueprints, sketches, materials, equipment, other documents or property belonging to the Company or any Affiliate thereof or any of their respective successors or assigns.

      5.2 NON-COMPETITION.

            5.2.1 PROHIBITION AGAINST COMPETITION. The Executive acknowledges that during the Employment Term he will become familiar with the Company's trade secrets and with other confidential information concerning the Company and that his services have been and will be of special, unique and extraordinary value to the Company. The Executive agrees that, in consideration of the payments made to the Executive hereunder, during the Employment Term and for one year following the Employment Term and/or for two years following the early termination of the Employment Period for any reason provided for by Section 4.2 (the "Noncompete Period"), he shall not directly or indirectly own, manage, control, participate in, consult with, render services for, or in any manner engage in the provision of logistics services, including, but not limited to, (a) air and ocean freight forwarding worldwide, and (b) transloading, warehousing, distribution, value-added and local and long distance trucking services (the "Business") throughout North America, anywhere in the United States or, in the case of the freight forwarding portion of the Business, anywhere in the world. Nothing herein shall prohibit the Executive from being a passive owner of not more than 5% of the stock of a publicly held corporation whose stock is traded on a national securities exchange or in the over-the-counter market. In the event of a breach of this Section 5.2, the term of the Noncompete Period shall be extended by a period equal to the length of such breach. The Executive agrees that these provisions are necessary for the protection of the Company from unfair competition and that the national and/or world wide scope of these restrictions is appropriate given the nature of the Company's business and the position held by the Executive.

            5.2.2 NON-SOLICITATION OF BUSINESS. During the Noncompete Period, the Executive shall not directly or indirectly solicit or attempt to solicit business from any person or entity who was a customer of the Company during the Employment Term. The Executive also agrees that, during the Noncompete Period, she shall not induce or attempt to induce any person or entity who was a customer of the Company during the Executive's Employment Term to end its relationship or cease doing business with the Company.

            5.2.3 NON-SOLICITATION OF EMPLOYEES, OFFICERS, ETC. During the Noncompete Period, the Executive shall not directly or indirectly induce or attempt to induce any officer, employee or consultant of the Company or any Affiliate or subsidiary of the Company to leave the employ of the Company or such Affiliate or subsidiary, or in any way interfere with the relationship between the Company or any such Affiliate or subsidiary and any employee thereof.

      5.3 NON-DISCLOSURE. Except with the prior written consent of the Company in each instance or as may be reasonably necessary to perform the Executive's services hereunder, the Executive shall not disclose, use, publish, or in any other manner reveal, directly or indirectly, at any time during or after the Employment Term, any Confidential Information relating to the Company or any Affiliate thereof acquired by him prior to, during the course of, or incident to, his employment hereunder; provided, however, that necessary or appropriate disclosures may be made to the Executive's legal counsel.

      5.4 OWNERSHIP OF INTELLECTUAL PROPERTY. Subject to applicable law, the Executive acknowledges and agrees that all work performed, and all ideas, concepts, materials, products, software; documentation, designs, architectures, specifications, flow charts, test data, programmer's notes, deliverables, improvements, discoveries, methods, processes, or inventions, trade secrets or other subject matter related to the Company's business (collectively, "Materials") conceived, developed or prepared by the Executive alone, or with others, during the period of Executive's employment by the Company in written, oral, electronic, photographic, optical or any other form are the property of the Company and its successors or assigns, and all rights, title and interest therein shall vest in the Company and its successors or assigns, and all Materials shall be deemed to be works made for hire and made in the course of the Executive's employment by the Company. To the extent that title to any Materials has not or may not, by operation of law, vest in the Company and its successors or assigns, or such Materials may not be considered works made for hire. Notwithstanding the foregoing, the parties acknowledge and understand that Executive may previously have developed and may continue to develop certain ideas, concepts and designs which are unrelated to the business of the Company and may continue to do so provided that such activities do not interfere with his duties under this Agreement.

      5.5 REASONABLE LIMITATIONS. Executive acknowledges that given the nature of the Company's business, the covenants contained in this Article 5 contain reasonable limitations as to time, geographical area and scope of activity to be restrained, and do not impose a greater restraint than is necessary to protect and preserve the Company's business and to protect the Company's legitimate business interests. If, however, this Article 5 is determined by any arbitrator to be unenforceable by reason of its extending for too long a period of time or over too large a geographic area or by reason of its being too extensive in any other respect, or for any other reason, it will be interpreted to extend only over the longest period of time for which it may be enforceable and/or over the largest geographical area as to which it may be enforceable and/or to the maximum extent in all other aspects as to which it may be enforceable, all as determined by such court or arbitrator in such action.

      5.6  SURVIVAL  OF  PROTECTIVE  COVENANTS.  Each  covenant  on the  part of
Executive contained in this Article 5 shall be construed as an agreement independent of any other provision of this Agreement, unless otherwise indicated herein, and shall survive the termination of Executive's employment under this Agreement.

                                    ARTICLE 6

                               DISPUTE RESOLUTION

      6.1 ARBITRATION OF DISPUTES. Both parties agree that all controversies or claims that may arise between the Executive and the Company in connection with this Agreement shall be settled by arbitration. The parties further agree that the arbitration shall be held in the State of New Jersey, and administered by the American Arbitration Association under its Commercial Arbitration Rules, applying New Jersey law.

            6.1.1 QUALIFICATIONS OF ARBITRATOR. The arbitration shall be submitted to a single arbitrator chosen in the manner provided under the rules of the American Arbitration Association. The arbitrator shall be disinterested and shall not have any significant business relationship with either party, and shall not have served as an arbitrator for any disputes involving the Company or any of its Affiliates more than twice in the thirty-six (36) month period immediately preceding his or her date of appointment. The arbitrator shall be a person who is experienced and knowledgeable in employment and executive compensation law and shall be an attorney duly licensed to practice law in one or more states.

            6.1.2 POWERS OF ARBITRATOR. The arbitrator shall not have the authority to grant any remedy which contravenes or changes any term of this Agreement and shall not have the authority to award punitive or exemplary or damages under any circumstances. The parties shall equally share the expense of the arbitrator selected and of any stenographer present at the arbitration. The remaining costs of the arbitrator proceedings shall be allocated by the arbitrator, except that the arbitrator shall not have the power to award attorney's fees.

            6.1.3 EFFECT OF ARBITRATOR'S DECISION. The arbitrator shall render its decision within thirty (30) days after termination of the arbitration proceeding, which decision shall be in writing, stating the reasons therefor and including a brief description of each element of any damages awarded. The decision of the arbitrator shall be final and binding. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

      6.2 SERVICE OF PROCESS. The parties agree that service of process may be made on it by personal service of a copy of the summons and complaint or other legal process in any such suit, action or proceeding, or by registered or certified mail (postage prepaid) to its address specified in Section 7.1 (or applicable forwarding address), or by any other method of service provided for under the applicable laws in effect in the applicable jurisdiction.

                                    ARTICLE 7

                               GENERAL PROVISIONS

      7.1 NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if so given) by hand delivery, telegram, telex or telecopy, or by mail (registered or certified mail, postage prepaid, return receipt requested) or by any courier service, providing proof of delivery. All communications hereunder shall be delivered to the respective parties at the following addresses:

           If to the Executive:       Robert O'Neill
                                      98 Country Village Court
                                      New Hyde Park, NY 11040

           If to the Company:         Summit Global Logistics, Inc. and its
                                      Subsidiaries
                                      547 Boulevard
                                      Kenilworth, NJ 07730
                                      Attn: Peter Klaver

           with a copy to:            David D. Gammell
                                      Brown Rudnick Berlack Israels LLP
                                      One Financial Center
                                      Boston, MA 02111

or to such other address as the party to whom notice is given may have previously furnished to the other parties hereto in writing in the manner set forth above.

      7.2 ENTIRE AGREEMENT. This Agreement shall constitute the entire agreement between the Executive and the Company with respect to the Company's employment of the Executive and supersedes any and all prior agreements and understandings, written or oral, with respect thereto.

      7.3 AMENDMENTS AND WAIVERS. Any term of this Agreement or any Schedule, Exhibit or attachment hereto may be amended only by (a) an instrument in writing and signed by the party against whom such amendment is sought to be enforced, and (b) in the case of the Company, such amendment also must be duly authorized by an appropriate resolution of the Company. In addition, any obligation of this Agreement or any Schedule, Exhibit or attachment hereto may be waived by the party against whom the obligation runs by an instrument in writing signed by that party and delivered to the Company as reasonable time prior to the effective date of the waiver.

      7.4  SUCCESSORS  AND ASSIGNS.  The Company  shall have the right to assign this Agreement, subject to the Executive's consent which shall not be unreasonably withheld and subject to. This Agreement shall inure to the benefit of, and be binding upon (a) the parties hereto, (b) the heirs, administrators, executors and personal representatives of the Executive and (c) the successors and assigns of the Company as provided herein.

      7.5 GOVERNING LAW. This Agreement, including the validity hereof and the rights and obligations of the parties hereunder, and all amendments and supplements hereof and all waivers and consents hereunder, shall be construed in accordance with and governed by the laws of the State of New Jersey without giving effect to any conflicts of law provisions or rule, that would cause the application of the laws of any other jurisdiction.

      7.6 SEVERABILITY. If any provisions of this Agreement as applied to any part or to any circumstance shall be adjudged by a court to be invalid or unenforceable, the same shall in no way affect any other provision of this Agreement, the application of such provision in any other circumstances or the validity or enforceability of this Agreement.

      7.7 NO CONFLICTS. The Executive represents to the Company that the execution, delivery and performance by the Executive of this Agreement does not and will not conflict with or result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default under any contract, agreement or understanding, whether oral or written, to which the Executive is or was a party or of which the Executive is or should be aware.

      7.8 SURVIVAL. The rights and obligations of the Company and Executive pursuant to Articles 4, 5 and 6 shall survive the termination of the Executive's employment with the Company and the expiration of the Employment Term.

      7.9 CAPTIONS. The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

      7.10 COUNTERPARTS. This Agreement be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      7.11 IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                             EXECUTIVE

                                             ___________________________________


                                             SUMMIT GLOBAL LOGISTICS, INC. AND
                                             ITS SUBSIDIARIES


                                             By:________________________________
                                                Name
                                                Title:

                                   SCHEDULE A

                                SEVERANCE BENEFIT

      The Executive shall be entitled to a severance benefit equal to the greater of the following two amounts:

      o two (2) times his Base Salary as in effect as of the Termination Date, paid in equal installments on a biweekly basis for two
            (2)-year period commencing on the day immediately following the Termination Date; or

      o the benefit payable to him under the Summit Global Logistics, Inc. Severance Benefit Plan, attached as Exhibit D hereto (each, a "Severance Benefit"), in accordance with the terms if such Plan.

      The Severance Benefit shall be paid in cash, net any and all applicable withholdings for taxes or otherwise. Payment of any portion of the Severance Benefit shall be conditioned upon the Executive's execution of a general release of claims he may have against the Company.

                                    EXHIBIT A
                          SUMMIT GLOBAL LOGISTICS, INC.
                         2007 MANAGEMENT INCENTIVE PLAN

                                   I. PURPOSES

      1.1 GENERAL. The purposes of the Summit Global Logistics, Inc. 2007 Management Incentive Plan (the "PLAN") are to retain and motivate the Eligible Employees and Directors of Summit Global Logistics, Inc. (the "COMPANY") or any Parent or Subsidiary thereof who have been designated by the Committee to participate in the Plan for a specified Performance Period by providing them with the opportunity to earn incentive payments based upon the extent to which specified performance or other goals have been achieved or exceeded for an applicable Performance Period. Additional definitions are contained in Article II and certain other Sections of the Plan.

      1.2 STATUS OF COMPENSATION FOR "COVERED EMPLOYEES" AS QUALIFIED PERFORMANCE-BASED COMPENSATION. It is intended that all amounts payable to Participants who are "covered employees" within the meaning of Section 162(m) of the Code will constitute "qualified performance-based compensation" within the meaning of U.S. Treasury regulations promulgated thereunder, and the Plan and the terms of any awards hereunder to such Participants shall be so interpreted and construed to the maximum extent possible. Notwithstanding any provision of the Plan to the contrary, however, an individual Award Agreement, as defined in
Section 4.1(f) hereof, may contain terms that do not comply with the "qualified performance-based compensation" exception to the applicability of Section 162(m) of the Code to the Individual Award Opportunity(ies) granted thereunder, in which case the provisions of the individual Award Agreement shall take precedence over the provisions of the Plan with respect to compliance with such exception.

                  II. CERTAIN DEFINITIONS

      2.1 "AFFILIATE" shall mean

            (a) any Person which directly or indirectly beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) securities or other equity interests possessing more than 50% of the aggregate voting power in the election of directors (or similar governing body) represented by all outstanding securities of the Company; or

            (b) any Person with respect to which the Company beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) securities or other equity interests possessing more than 50% of the aggregate voting power in the election of directors (or similar governing body) represented by, or more than 5% of the aggregate value of, all outstanding securities or other equity interests of such Person.

      2.2 "BASE SALARY" shall mean a Participant's "Base Salary" as such term is defined in the Employment Agreement.

      2.3 "BOARD" shall mean the Board of Directors of the Company.

      2.4 "BUSINESS ENTITY" shall mean (i) the Company or (ii) any Parent or Subsidiary thereof.

      2.5 "BUSINESS ENTITY LOCATION" means a Business Entity office consisting of one or more buildings within 25 miles of each other.

      2.6 "CAUSE" shall mean "Cause," as defined in the Participant's Employment Agreement or Director's Agreement, and in the absence of such definition, Cause shall mean, as determined by the Committee in its sole discretion, the Participant's

            (a) material act of dishonesty with respect to the Business Entity that employs the Participant;

            (b) conviction for a felony, gross misconduct that is likely to have a material adverse effect on the business and affairs of the Business Entity that employs the Participant; or

            (c) other misconduct, such as excessive absenteeism or failure to comply with the rules of the Business Entity that employs the Participant.

      2.7 "CODE" shall mean the Internal Revenue Code of 1986, as amended.

      2.8 "COMMITTEE" shall mean the Compensation Committee of the Board or such other committee designated by the Board that satisfies any then applicable requirements of the New York Stock Exchange, NASDAQ, or such other principal national stock exchange on which the Common Stock is then traded, to constitute a compensation committee, and which consists of two or more members of the Board, each of whom may be an "outside director" within the meaning of Section 162(m) of the Code. Notwithstanding the foregoing, in the case of any Individual Award Opportunity granted to any Participant who is a "covered employee" within the meaning of Section 162(m) of the Code, the Committee shall consist solely of two or more members of the Board who are "outside directors" within the meaning of such Section.

      2.9 "COMMON STOCK" shall mean common stock of the Company, par value of $.001 per share.

      2.10 "COMPANY" shall mean Summit Global Logistics, Inc., and any successor thereto, and shall include any other business venture in which the Company has a direct or indirect significant interest, as determined by the Committee in its sole discretion.

      2.11 "CONTROL" (including the terms "Controlled by" and "under common Control with") means the possession, directly or indirectly or as a trustee or executor, of the power to direct or cause the direction of the management of a Person, whether through the ownership of stock, as a trustee or executor, by contract or credit agreement or otherwise.

      2.12 "DETERMINATION PERIOD" shall mean, with respect to any Performance Period, a period commencing on or before the first day of the Performance Period and ending not later than the earlier of (i) 90 days after the commencement of the Performance Period and (ii) the date on which twenty-five percent (25%) of the Performance Period has been completed. Any action required to be taken within a Determination Period may be taken at a later date if permissible under Section 162(m) of the Code or regulations promulgated thereunder, as they may be amended from time to time.

      2.13 "DIRECTOR" shall mean a member of the Board or the board of directors of a Parent or Subsidiary who is not an Employee.

      2.14 "DIRECTOR'S AGREEMENT" shall mean the Participant's agreement with the Company or any Parent or Subsidiary thereof to serve as a non-Employee director of the Business Entity.

      2.15 "DISABILITY" shall mean any physical or mental condition which renders the Participant incapable of performing his or her essential functions and duties as an Employee for a continuous period of at least 180 days, as determined in good faith by a physician appointed by the Business Entity that employs the Participant.

      2.16 "EFFECTIVE DATE" shall mean January 1, 2007.

      2.17 "ELIGIBLE EMPLOYEE" shall mean an employee of the Company or any Parent or Subsidiary thereof, but only if the employee is reported as such in the payroll records of such Business Entity.

      2.18 "ERISA" shall mean the Employee Retirement Income Security Act of 1974 as currently in effect, and as it may be amended from time to time.

      2.19 "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

      2.20 "FISCAL YEAR" shall mean the calendar year.

      2.21 "FUNDAMENTAL TRANSACTION" shall mean that the Company shall, directly or indirectly, in one or more related transactions effected after the Effective
Date:

            (a) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Person;

            (b) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another Person;

            (c) be the subject of a purchase, tender or exchange offer by another Person that is accepted by the holders of more than 50% of the outstanding shares of voting stock of the Company; or

            (d) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme or arrangement) with another Person whereby such other Person acquires more than the 50% of the outstanding shares of Common Stock.

In addition, a "Fundamental Transaction" shall occur if, after the Effective Date, any "person" or "group" (as these terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act) shall become the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock.

      2.22  "GOOD  REASON"   shall  mean  "Good   Reason,"  as  defined  in  the
Participant's Employment Agreement or Director's Agreement, and in the absence of such definition, shall mean:

            (a) without the Participant's prior written consent, any material diminution in the Participant's authority, duties or responsibilities, including those pertaining to his or her status as a director, if applicable, provided, however, that prior to any termination pursuant to this Section 2.22(a), the applicable Business Entity must be given notice by the Participant of his/her objection to such material diminution and no less than 20 days to cure the same;

            (b) any failure by the Business Entity to pay the Participant any portion of the Base Salary to which the Participant is entitled under Section 2.2 or any payments to which the Participant is entitled under his or her Employment Agreement, if applicable, provided, however, that prior to any termination on account of the non-payment of Base Salary, the Business Entity must be given notice by the Participant of such acts or omissions and no less than 30 days to cure the same;

            (c) without the Participant's prior written consent, the relocation of the principal place of the Participant's employment to a location a further distance than the Business Entity Location where the individual was working immediately prior to the relocation; or

            (d) a material breach by the Business Entity of any of the material provisions of this Plan, provided, however, that prior to any termination pursuant to this Section 2.22(d), the applicable Business Entity must be given notice by the Participant of such acts or omissions and no less than 20 days to cure the same.

      2.23 "INDIVIDUAL AWARD OPPORTUNITY" shall mean the potential of a Participant to receive an incentive payment based on the extent to which the applicable performance or other goals for a Performance Period shall have been satisfied. An Individual Award Opportunity may be expressed in U.S. dollars or pursuant to a formula that is consistent with the provisions of the Plan.

      2.24  "PARENT"  shall mean a "parent  corporation,"  within the meaning of
Section 424(e) of the Code, with respect to the Company or an entity, directly or indirectly, in Control of the Company.

      2.25 "PARTICIPANT" shall mean an Eligible Employee who is designated by the Company to participate in the Plan for a Performance Period, in accordance with Article III.

      2.26  "PERFORMANCE  PERIOD" shall mean a one (1), two (2), three (3), four
(4) or five (5) Fiscal Year period for which performance or other goals are established pursuant to Article IV.

      2.27 "PERSON" shall mean a person within the meaning of Section 3(a)(9) of the Exchange Act.

      2.28 "PLAN" shall mean the Summit Global Logistics, Inc. 2007 Management Incentive Plan, as set forth herein, as it may be amended from time to time.

      2.29 "QUALIFIED SUCCESSOR" shall have the meaning ascribed thereto in the Employment Agreement or Director's Agreement, as applicable. If such term does not appear in the Employment Agreement or Director's Agreement, all Plan provisions in respect of a Qualified Successor shall be null and void with respect to the affected Participant.

      2.30 "RETIREMENT" shall mean the voluntary termination of the Participant at any time on or after attaining age 65.

      2.31 "SUBSIDIARY" shall mean a "subsidiary corporation," within the meaning of Section 424(f) of the Code, with respect to the Company, or an entity, directly or indirectly, Controlled by the Company.

                               III. ADMINISTRATION

      3.1 GENERAL. The Plan shall be administered by the Committee, which shall have the full power and authority to interpret, construe and administer the Plan and any Individual Award Opportunity granted hereunder (including reconciling any inconsistencies, correcting any defects and addressing any omissions).

      3.2 POWERS AND RESPONSIBILITIES. The Committee shall have the following discretionary powers, rights and responsibilities in addition to those described in Section 3.1.

            (a) to designate within the Determination Period the Participants for a Performance Period;

            (b) to establish within the Determination Period the performance goals and other terms and conditions that are to apply to each Participant's Individual Award Opportunity;

            (c) to determine in writing prior to the payment under any Individual Award Opportunity that the performance goals for a Performance Period and other material terms applicable to the Individual Award Opportunity have been satisfied;

            (d) to grant Individual Award Opportunities for Participants who are not "covered employees" within the meaning of Section 162(m) of the Code based upon the attainment of performance goals that do not constitute "objective performance goals" within the meaning of Section 162(m) of the Code;

            (e) to adopt, revise, suspend, waive or repeal, when and as appropriate, in its sole and absolute discretion, such administrative rules, guidelines and procedures for the Plan as it deems necessary or advisable to implement the terms and conditions of the Plan.

      3.3 DELEGATION OF POWER. The Committee may delegate some or all of its power and authority hereunder to the President and Chief Executive Officer of the Company or other executive officer of the Company or, with respect to a Subsidiary, the shareholders of such Subsidiary, as the Committee deems appropriate. Notwithstanding the foregoing, with respect to any person who is a "covered employee" within the meaning of Section 162(m) of the Code or who, in the Committee's judgment, is likely to be a covered employee at any time during the applicable Performance Period, only the Committee shall be permitted to (i) designate such person to participate in the Plan for such Performance Period,
(ii) establish performance goals and Individual Award Opportunities for such person, and (iii) certify the achievement of such performance goals. For purposes of the immediately preceding sentence, "Committee" shall mean two or more members of the Board who are "outside directors" within the meaning of
Section 162(m) of the Code.

                  IV. PERFORMANCE GOALS AND OTHER CRITERIA

      4.1 ESTABLISHING PERFORMANCE GOALS AND OTHER CRITERIA.

            (a) ROLE OF COMMITTEE. The Committee shall establish within the Determination Period of each Performance Period (i) one or more objective performance goals for each Participant or for any group of Participants (or both), provided that the outcome of each goal is substantially uncertain at the time the Committee establishes such goal and/or (ii) other criteria, including, but not limited to, performance criteria that do not satisfy the requirements of Treasury Regulation Section 1.162-

                  27(e)(2) or time vesting  criteria,  the satisfaction of which
                  is   required   for  the  payment  of  an   Individual   Award
                  Opportunity.

            (b) PERFORMANCE FACTORS. Performance goals shall be based exclusively on one or more of the following objective Company (including any division or operating unit thereof) or individual measures, stated in either absolute terms or relative terms, such as rates of growth or improvement, the attainment by a share of Common Stock of a specified fair market value for a specified period of time, earnings per share, earnings per share excluding non-recurring, special or extraordinary items, return to stockholders (including dividends), return on capital, return on total capital deployed, return on assets, return on equity, earnings of the Company before or after taxes and/or interest, revenues, revenue increase, repeat purchase rate, recurring revenue, recurring revenue increase, market share, cash flow or cost reduction goals, cash flow provided by operations, net cash flow, short-term or long-term cash flow return on investment, interest expense after taxes, return on investment, return on investment capital, economic value created, operating margin, gross profit margin, net profit margin, pre-tax income margin, net income margin, net income before or after taxes, pretax earnings before interest, depreciation and amortization, pre-tax operating earnings after interest expense and before incentives, and/or extraordinary or special items, operating earnings, net cash provided by operations, and strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion goals, cost targets, customer satisfaction, reductions in errors and omissions, reductions in lost business, management of employment practices and employee benefits, supervision of litigation and information technology, quality and quality audit scores, productivity, efficiency, and goals relating to acquisitions or divestitures, or any combination of the foregoing.

            (c) PARTICIPANTS WHO ARE COVERED EMPLOYEES. Subject to Section 1.2 hereof, with respect to Participants who are "covered employees" within the meaning of Section 162(m) of the Code or who, in the Committee's judgment, are likely to be covered employees at any time during the applicable Performance Period, an Individual Award Opportunity may be based only on performance factors that are compliant with the requirements of Treasury Regulation Section 1.127-27(e)(2). For this purpose, the factors listed in Section 4.1(b) shall be deemed to be compliant with the requirements of such Treasury Regulation.

            (d) PARTICIPANTS WHO ARE NOT COVERED EMPLOYEES. With respect to Participants who are not "covered employees" within the meaning of Section 162(m) of the Code and who, in the Committee's judgment, are not likely to be covered employees at any time during the applicable Performance Period, the performance goals established for the Performance Period may consist of any objective Company (including any division or operating unit thereof) or individual measures, whether or not listed in (b) above or whether or not compliant with the requirements of Treasury Regulation Section 1.162-27(e)(2). Without in any way limiting the generality of the foregoing, such performance goals may include subjective goals, the satisfaction of which shall be determined by the Committee, in its sole and absolute discretion. Performance goals shall be subject to such other special rules and conditions as the Committee may establish at any time within the Determination Period.

            (e) SPECIFIC LEVELS OF PERFORMANCE. Each Individual Award Opportunity that is based upon performance shall set forth specific levels of performance required during the applicable Performance Period in order for the Participant to be eligible for payment of such amounts.

            (f)   AWARD   AGREEMENTS.   Each  grant  of  an   Individual   Award
                  Opportunity hereunder shall be made pursuant to an award grant agreement ("Award Agreement").

      4.2 IMPACT OF EXTRAORDINARY ITEMS OR CHANGES IN ACCOUNTING. The measures utilized in establishing performance goals under the Plan for any given Performance Period shall be determined in accordance with generally accepted accounting principles ( "GAAP") and in a manner consistent with the methods used in the Company's audited financial statements, without regard to (i) extraordinary or other nonrecurring or unusual items, or restructuring or impairment charges, as determined by the Company's independent public accountants in accordance with GAAP or (ii) changes in accounting, unless, in each case, the Committee decides otherwise within the Determination Period.

                        V. INDIVIDUAL AWARD OPPORTUNITIES

      5.1 TERMS. At the time performance goals are established for a Performance Period, the Committee also shall establish an Individual Award Opportunity for each Participant or group of Participants, which shall be based on the achievement of one or more specified targets of performance goals. The targets shall be expressed in terms of an objective formula or standard which may, at the discretion of the Committee, be based upon the Participant's Base Salary or a multiple thereof. Unless otherwise provided in the applicable Award Agreement, to the extent that any such award is made to a Covered Employee within the meaning of Section 162(m) of the Code, such formula or formulas shall be fixed by the Committee not later than the later of (x) ninety (90) days after the commencement of the performance period; or (y) the expiration of one-quarter (1/4) of the performance period.

      5.2 INCENTIVE PAYMENTS. Payments under Individual Award Opportunities shall be in cash and at the time determined by the Committee after the end of the Performance Period for which the Individual Award Opportunities are payable, except that, to the extent that such Individual Award Opportunities are based upon performance criteria that refer to or are dependent upon the Company's financial statements, no such payment shall be due, and Participants have no right to payments, unless and until the Committee, based (to the extent applicable) on the Company's audited financial statements for the Company's taxable year in which such Performance Period ends (as prepared and reviewed by the Company's independent public accountants), has certified in writing the extent to which the applicable performance goals for such Performance Period have been satisfied. Subject to Sections 5.3 and 5.4 hereof, once this certification is made by the Committee, the Participant's rights to payment under any and all Individual Award Opportunities with respect to the Performance Period to which the certification applies shall be fully vested and non-forfeitable for any reason. Notwithstanding any provision of this Plan to the contrary, all payments to a Participant under an Individual Award Opportunity for a given Performance Period must be made to the Participant no later than (i) the 15th day of the third month following the Participant's first taxable year in which the Individual Award Opportunity is no longer subject to a "substantial risk for forfeiture " (within the meaning of Section 409A of the Code) or (ii) the 15th day of the third month following the end of the Company's fiscal year in which the Incentive Award Opportunity is no longer subject to a "substantial risk of forfeiture" (within the meaning of Section 409A of the Code).

      5.3 PAYMENTS OF ANNUAL INDIVIDUAL AWARD OPPORTUNITIES IN THE EVENT OF DEATH, DISABILITY, TERMINATION FOR CAUSE, TERMINATION OTHER THAN FOR CAUSE,
TERMINATION FOR GOOD REASON, TERMINATION OTHER THAN FOR GOOD REASON OR RETIREMENT. Notwithstanding any provision of this Plan to the contrary, payments in the event of the occurrence of any of the following events during an applicable one-Fiscal Year Performance Period shall be made as follows:

            (a) DEATH. In the event of a Participant's death during an applicable one-Fiscal Year Performance Period, the Individual Award Opportunity payable to the Participant with respect to such one-Fiscal Year Performance Period shall be forfeited in full.

            (b) DISABILITY. In the event of a Participant's Disability during an applicable one-Fiscal Year Performance Period, the Individual Award Opportunity payable to the Participant with respect to such one-Fiscal Year Performance Period shall be the maximum amount payable under the Incentive Award Opportunity for that one-Fiscal Year Performance Period, as determined by the Committee as of the end of the one-Fiscal Year Performance Period, multiplied by a fraction, the numerator of which is the number of full consecutive months of the Participant's employment during the one-Fiscal Year Performance Period prior to his or her Disability, and the denominator of which is 12. Whether the Participant has sustained a Disability shall be determined by the Committee in its sole discretion, but in good faith. For this purpose, the Committee may require the Participant to submit medical evidence of Disability; provided, however, that any such requirement shall comply with the applicable requirements of the Health Insurance Portability and Accountability Act of 1996, as amended. Payment of any Individual Award Opportunity on account of the Participant's Disability shall be made in a single lump sum.

            (c) TERMINATION FOR CAUSE. In the event of the Participant's termination of employment by a Business Entity for Cause during an applicable one-Fiscal Year Performance Period, the Individual Award Opportunity granted to the Participant with respect to such one-Fiscal Year Performance Period shall be immediately forfeited in full. Whether a

                  Participant has committed an act or omitted an action that constitutes grounds for a termination for Cause shall be determined by the Committee in its sole discretion, but in good faith.

            (d) TERMINATION OTHER THAN FOR CAUSE. In the event of the Participant's termination of employment by a Business Entity other than for Cause during an applicable one-Fiscal Year Performance Period, the Individual Award Opportunity payable to the Participant with respect to such one-Fiscal Year Performance Period shall be the maximum amount payable under the Individual Award Opportunity for that one-Fiscal Year Performance Period, as determined by the Committee as of the end of the one-Fiscal Year Performance Period, multiplied by a fraction, the numerator of which is the number of full consecutive months of the Participant's employment during the one-Fiscal Year Performance Period prior to his or her termination other than for Cause, and the denominator of which is 12. Any Individual Award Opportunity that becomes payable on account of the termination of a Business Entity's termination of the Participant's employment other than for Cause shall be payable only after the Committee certifies that the applicable performance objective(s) or other criteria with respect to the Individual Award Opportunity have been satisfied. Payment of any Individual Award Opportunity on account of the Participant's termination of employment by a Business Entity other than for Cause shall be made in a single lump sum.

            (e) TERMINATION BY PARTICIPANT FOR GOOD REASON. In the event of the Participant's termination of employment for Good Reason during an applicable one-Fiscal Year Performance Period, the Individual Award Opportunity payable to the Participant with respect to such one-Fiscal Year Performance Period shall be the maximum amount payable under the Individual Award Opportunity for that one-Fiscal Year Performance Period, as determined by the Committee as of the end of the one-Fiscal Year Performance Period, multiplied by a fraction, the numerator of which is the number of full consecutive months of the Participant's employment during the one-Fiscal Year Performance Period prior to his or her termination for Good Reason, and the denominator of which is 12. Whether the Participant has sustained a Good Reason event shall be determined by the Committee in its sole discretion, but in good faith. Any Individual Award Opportunity that becomes payable on account of the termination of employment for Good Reason shall be payable only after the Committee certifies that the applicable performance objective(s) or other criteria with respect to the Individual Award Opportunity have been satisfied. Payment of any Individual Award Opportunity on account of the Participant's termination of employment for Good Reason shall be made in a single lump sum.

            (f) TERMINATION BY PARTICIPANT OTHER THAN FOR GOOD REASON. Subject to Section 5.3(g) of the Plan, in the event of the Participant's voluntary termination of employment other than for Good Reason during an applicable one-Fiscal Year Performance Period, the Individual Award

                  Opportunity  granted to the  Participant  with respect to such
                  one-Fiscal  Year  Performance   Period  shall  be  immediately
                  forfeited in full.

            (g) RETIREMENT. If the event of a Participant's Retirement during an applicable Performance Period, the Individual Award Opportunity payable to the Participant with respect to such Performance Period shall be the maximum amount payable for that Performance Period, as determined by the Committee as of the end of the Performance Period, multiplied by a fraction, the numerator of which is the number of full consecutive months of the Participant's employment during the Performance Period prior to his or her termination on account of Retirement, and the denominator of which is 12. Any Individual Award Opportunity that becomes payable on account of the Participant's Retirement shall be payable only after the Committee certifies that the applicable performance objective(s) or other criteria with respect to the Individual Award Opportunity have been satisfied. Payment of any Individual Award Opportunity on account of the Participant's Retirement shall be made in a single lump sum.

      5.4 SPECIAL MULTI-YEAR PERFORMANCE PERIOD PAYMENT RULES.

            (a) IN GENERAL. Except as provided in Section 5.4 (b) or (c) hereof, if the Participant's employment terminates for any reason whatsoever during a Performance Period equaling or exceeding two (2) years and prior to the time payment with respect to the applicable Individual Award Opportunity otherwise would be made, the Individual Award Opportunity payable to the Participant with respect to such multi-year Performance Period shall be forfeited in full.

            (b) DISABILITY. Section 5.4(a) shall not apply if the Participant's termination of employment occurs on account of his or her Disability on or after October 1 of the last Fiscal Year comprising a Performance Period equaling or exceeding two
                  (2) years.

            (c) OCCURRENCE OF FUNDAMENTAL TRANSACTION. In the event of a Fundamental Transaction, the Individual Award Opportunity payable to the Participant with respect to the Performance Period within which the Fundamental Transaction occurs shall fully vest and be payable to the Participant in accordance with the terms of the applicable Award Agreement; provided, however, that the payment shall be made in immediately available funds, from the proceeds of the sale giving rise to the Fundamental Transaction (by the Company in the case of a Fundamental Transaction occurring )in a single lump sum, no later than ten (10) days following the consummation of all events contemplated by the Fundamental Transaction.

      5.5 PAYMENTS AND PARACHUTE AWARDS. Notwithstanding any provision of this Plan to the contrary, but subject to any conflicting provisions in any Participant's Employment Agreement, if, in connection with a Fundamental Transaction, a tax under Section 4999 of the Code would be imposed on the Participant (after taking into account the exceptions set forth in Sections 280G(b)(4) and 280G(b)(5) of the Code), then the Company shall pay the Participant an amount equal to the tax under Section 4999.

                                   VI. GENERAL

      6.1 EFFECTIVE DATE AND TERM OF PLAN. The Plan shall be effective for Performance Periods beginning on or after the later of the date it is adopted by the Committee or the date it is approved by the Company's stockholders of the Company (the "Effective Date"). This Plan shall terminate as of the tenth anniversary of the Effective Date, unless terminated earlier by the Committee. In the event that this Plan is not approved by the stockholders of the Company, this Plan shall be null and void.

      6.2 AMENDMENT OR TERMINATION OF PLAN. The Committee may amend or terminate this Plan as it shall deem advisable, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including Section 162(m) of the Code. Notwithstanding any provision of this Plan to the contrary, if a Business Entity has executed a definitive acquisition or similar agreement pursuant to which a Fundamental Transaction will occur upon the closing of the transaction(s) contemplated thereby, the Committee, in its sole discretion, may treat the execution of such agreement itself as triggering a Fundamental Transaction.

      6.3 NON-TRANSFERABILITY OF AWARDS. No award under the Plan shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company. Except to the extent permitted by the foregoing sentence, no award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any such award, such award and all rights thereunder shall immediately become null and void.

      6.4 TAX WITHHOLDING AND DEDUCTIONS. The Company shall have the right to require, prior to the payment of any amount pursuant to an award made hereunder, payment by the Participant of any Federal, state, local, foreign or other taxes which may be required to be withheld or paid in connection with such award. It is intended that the Company's contributions under the Plan will be deductible to the Company when benefits are received by the Participant under Section 404(a)(5) of the Code, and the Participant shall be taxed on the benefits upon actual receipt of payments under Section 61 of the Code.

      6.5 NO RIGHT OF PARTICIPATION OR EMPLOYMENT. No person shall have any right to participate in this Plan. Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment by the Company or any Parent or Subsidiary thereof Company, or affect in any manner the right of the Company, or any Parent or Subsidiary thereof to terminate the employment of any person at any time without liability hereunder.

      6.6 ARBITRATION OF DISPUTES. Both parties agree that all controversies or claims that may arise between the Participant and the Company in connection with this Plan shall be settled by arbitration. The parties further agree that the arbitration shall be held in the State of New Jersey, and administered by the American Arbitration Association under its Commercial Arbitration Rules, applying New Jersey law, except to the extent such law is preempted by ERISA.

            (a) QUALIFICATIONS OF ARBITRATOR. The arbitration shall be submitted to a single arbitrator chosen in the manner provided under the rules of the American Arbitration Association. The arbitrator shall be disinterested and shall not have any significant business relationship with either party, and shall not have served as an arbitrator for any disputes involving the Company or any of its Affiliates more than twice in the thirty-six (36) month period immediately preceding his or her date of appointment. The arbitrator shall be a person who is experienced and knowledgeable in employment and executive compensation law and shall be an attorney duly licensed to practice law in one or more states.

            (b) POWERS OF ARBITRATOR. The arbitrator shall not have the authority to grant any remedy which contravenes or changes any term of this Plan and shall not have the authority to award punitive or exemplary or damages under any circumstances. The parties shall equally share the expense of the arbitrator selected and of any stenographer present at the arbitration. The remaining costs of the arbitrator proceedings shall be allocated by the arbitrator, except that the arbitrator shall not have the power to award attorney's fees.

            (c) EFFECT OF ARBITRATOR'S DECISION. The arbitrator shall render its decision within thirty (30) days after termination of the arbitration proceeding, which decision shall be in writing, stating the reasons therefor and including a brief description of each element of any damages awarded. The decision of the arbitrator shall be final and binding. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

      6.7 GOVERNING LAW. This Plan and each award hereunder, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of New Jersey and construed in accordance therewith without giving effect to principles of conflicts of laws.

      6.8 OTHER PLANS. Neither the adoption of the Plan nor the submission of the Plan to the Company's stockholders for their approval shall be construed as limiting the power of the Board or the Committee to adopt such other incentive arrangements as it may otherwise deem appropriate.

      6.9 BINDING EFFECT. The Plan shall be binding upon the Company and its successors and assigns and the Participants and their Beneficiaries, personal representatives and heirs. If the Company becomes a party to any merger, consolidation or reorganization, then the Plan shall remain in full force and effect as an obligation of the Company or its successors in interest, unless the Plan is amended or terminated pursuant to Section 6.2.

      6.10 NO TRUST OR ERISA PLAN CREATED. Nothing contained herein shall be deemed to create a trust of any kind or create any fiduciary relationship. Funds invested hereunder shall continue for all purposes to be a part of the general funds of the Company and no person, other than the Company, shall by virtue of the provisions of this Plan, have any interest in such funds. To the extent that any person acquires a right to receive payments from the Company under this Plan, such right shall be no greater than the right of any unsecured general creditor of the

Company. Further, no provision of this Plan shall be construed as subjecting the Plan, or any portion thereof, to any provisions of ERISA, it being the express intention of the Company that this Plan be so construed.

APPROVALS
2007 MANAGEMENT INCENTIVE PLAN:

Adopted by the Compensation Committee of
the Board of Directors on:                        November 8, 2006
                                              -------------------------
Approved by the Stockholders on:                  November 8, 2006
                                              -------------------------

                                    EXHIBIT B

                          ANNUAL BONUS GRANT AGREEMENT

      THIS ANNUAL BONUS GRANT AGREEMENT ("Agreement") is made and entered into this __ day of __________, 2007, (the "Effective Date") by and between Robert O'Neill (the "Executive") and Summit Global Logistics, Inc., a Delaware corporation, and its subsidiaries (the "Company").

                                   BACKGROUND

            WHEREAS, Section 3.2 of that certain Employment Agreement made and entered into the 8th day of November, 2006 by and between the Executive and the Company (the "Employment Agreement") requires the Company, pursuant to the terms of the Management Incentive Plan, as defined in the Employment Agreement, to make annual bonus payments to the Executive for each Year of Service, as defined in the Employment Agreement;

            NOW, THEREFORE, intending to be legally bound, and in consideration of the premises and the mutual promises set forth in the Employment Agreement, the receipt and sufficiency of which are hereby acknowledged, the Executive and the Company agree as follows:

            1. DEFINITIONS. The following terms, when used in this Agreement, shall have the following meanings, unless the context clearly requires otherwise (such definitions to be equally applicable to both the singular and plural of the defined terms):

                  1.1 "BASE SALARY" shall have the meaning  ascribed  thereto in the Management Incentive Plan.

                  1.2 "BONUS" means the annual incentive bonus to be paid hereunder with respect to a given Fiscal Year.

                  1.3 "EBITDA"  means FMI's  earnings  before  income tax,  plus depreciation and amortization, as computed in accordance with United States GAAP and in a manner consistent with the methods used in FMI's audited financial statements, without regard to (i) extraordinary or other nonrecurring or unusual items, or restructuring or impairment charges, as determined by FMI's independent public accountants in accordance with GAAP or (ii) changes in accounting, unless, in each case, the Committee, as defined in the Management Incentive Plan, decides otherwise within the Determination Period, as defined in the Management Incentive Plan.

                  1.4 "EBITDA  TARGET"  means FMI's EBITDA for Fiscal Year 2007,
            2008, 2009 or 2010, as applicable.

                  1.5 "FISCAL YEAR" means the calendar year.

                  1.6 "FMI" means FMI Holdco I, LLC.

                  1.7 "GAAP" means generally accepted accounting principles.

                  1.8 "PERFORMANCE PERIOD" shall have the meaning ascribed thereto in the Management Incentive Plan.

            2. EBITDA TARGETS.

                  2.1  The  EBITDA   Target  for  Fiscal   Year  2007  shall  be
            $__________.

                  2.2  The  EBITDA   Target  for  Fiscal   Year  2008  shall  be
            $__________.

                  2.3  The  EBITDA   Target  for  Fiscal   Year  2009  shall  be
            $__________.

                  2.4  The  EBITDA   Target  for  Fiscal   Year  2010  shall  be
            $__________.

            3. ANNUAL INCENTIVE BONUSES.

                  3.1 The Bonus for each of Fiscal Year 2007,  Fiscal Year 2008,
            Fiscal Year 2009 and Fiscal Year 2010 shall be as follows:

                        3.1.1 If at least 80% of the EBITDA Target for the applicable Fiscal Year is achieved, the Executive shall receive a Bonus for such Fiscal Year equal to 45% of his Base Salary for the Performance Period beginning with or within such Fiscal Year.

                        3.1.1.2 If at least 90% of the EBITDA Target for the applicable Fiscal Year is achieved, the Executive shall receive a Bonus for such Fiscal Year equal to 67.5% of his Base Salary for the Performance Period beginning with or within such Fiscal Year.

                        3.1.1.3 If at least 100% of the EBITDA Target for the applicable Fiscal Year is achieved, the Executive shall receive a Bonus for such Fiscal Year equal to 90% of his Base Salary for the Performance Period beginning with or within such Fiscal Year.

                        3.1.1.4 For each percentage point, up to 50 percentage points by which the EBITDA Target for the applicable Fiscal Year is exceeded, the Executive shall receive an additional Bonus equal to 2.7% of his Base Salary.

                        3.1.1.5 For each percentage point over 50 percentage points, up to 50 additional points, by which the EBITDA Target for the applicable Fiscal Year is exceeded, the Executive shall receive an additional Bonus equal to 3.6% of his Base Salary.

                  3.2 Except as otherwise  provided herein,  bonus amounts shall be payable to the Executive in accordance with the terms and conditions of the Management Incentive Plan.

            4. MANAGEMENT INCENTIVE PLAN. The terms and conditions of the Management Incentive Plan are hereby incorporated herein by reference, and the Executive and the Company shall comply with all of the terms thereof applicable to annual incentive awards. In the event of any conflict between the terms of this Agreement and the terms of the Management Incentive Plan, the terms of the Management Incentive Plan shall govern.

            5. AMENDMENT AND TERMINATION. The Company may not amend or terminate this Agreement without the written consent of the Executive.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                              EXECUTIVE

                                              __________________________________


                                              SUMMIT GLOBAL LOGISTICS, INC. AND
                                              ITS SUBSIDIARIES


                                              By:_______________________________
                                                 Name
                                                 Title:

                                    EXHIBIT C

                        MULTI-YEAR BONUS GRANT AGREEMENT

THIS MULTI-YEAR BONUS GRANT AGREEMENT ("Agreement") is made and entered into this __ day of __________, 2007, (the "Effective Date") by and between Robert O'Neill (the "Executive") and Summit Global Logistics, Inc., a Delaware corporation, and its subsidiaries (the "Company").

                                   BACKGROUND

            WHEREAS, Section 3.2 of that certain Employment Agreement made and entered into the 8th day of November, 2006 by and between the Executive and the Company (the "Employment Agreement") requires the Company, pursuant to the terms of the Management Incentive Plan, as defined in the Employment Agreement, to make a multi-year bonus payment to the Executive if certain performance targets of the Company are satisfied as of the end of the Employment Term, as defined in the Employment Agreement;

            NOW, THEREFORE, intending to be legally bound, and in consideration of the premises and the mutual promises set forth in the Employment Agreement, the receipt and sufficiency of which are hereby acknowledged, the Executive and the Company agree as follows:

            1. DEFINITIONS. The following terms, when used in this Agreement, shall have the following meanings, unless the context clearly requires otherwise (such definitions to be equally applicable to both the singular and plural of the defined terms):

                  1.1 "BASE SALARY" shall have the meaning  ascribed  thereto in the Management Incentive Plan.

                  1.2 "BONUS" means the  multi-year  incentive  bonus to be paid hereunder with respect to the Employment Term.

                  1.3 "DELTA ONE" means the excess, if any, of EBITDA for Fiscal
            Year 2009 over the EBITDA Target for Fiscal Year 2007.

                  1.4 "DELTA TWO" means the excess, if any, of EBITDA for Fiscal
            Year 2010 over the EBITDA Target for Fiscal Year 2008.

                  1.5 "EBITDA"  means FMI's  earnings  before  income tax,  plus depreciation and amortization, as computed in accordance with United States GAAP and in a manner consistent with the methods used in FMI's audited financial statements, without regard to (i) extraordinary or other nonrecurring or unusual items, or restructuring or impairment charges, as determined by FMI's independent public accountants in accordance with GAAP or (ii) changes in accounting, unless, in each case, the Committee, as defined in the Management Incentive Plan, decides otherwise within the Determination Period, as defined in the Management Incentive Plan.

                  1.6 "EBITDA TARGET" means

                        1.6.1 For Fiscal Year 2007, $__________.

                        1.6.2 For Fiscal Year 2008, $__________.

                  1.7 "FIRST  PERFORMANCE  PERIOD"  means the  three-consecutive
            Fiscal Year period beginning on the first day of Fiscal Year 2007 and ending on the last day of Fiscal Year 2009.

                  1.8 "FISCAL YEAR" means the calendar year.

                  1.9 "FMI" means FMI Holdco I, LLC.

                  1.10 "FUNDAMENTAL TRANSACTION" has the meaning as defined in the Management Incentive Plan.

                  1.11 "GAAP" means generally accepted accounting principles.

                  1.12 "PERFORMANCE  PERIOD" means the First Performance  Period or the Second Performance Period, as applicable.

                  1.13 "SECOND PERFORMANCE  PERIOD" means the  three-consecutive
            Fiscal Year period beginning on the first day of Fiscal Year 2008 and ending on the last day of Fiscal Year 2010.

            2. MULTI-YEAR BONUS.

                  2.1 FIRST  PERFORMANCE  PERIOD.  If, with respect to the First
            Performance Period, Delta One, expressed as a percentage of the EBITDA Target for Fiscal Year 2007, equals or exceeds 33%, the Executive shall be paid a Bonus in Fiscal Year 2010 equal to one and one half (1.5) times his Base Salary for Fiscal Year 2007.

                  2.2 SECOND PERFORMANCE  PERIOD. If, with respect to the Second
            Performance Period, Delta Two, expressed as a percentage of the EBITDA Target for Fiscal Year 2008, equals or exceeds 33%, the Executive shall be paid a Bonus in Fiscal Year 2011 equal to one and one half (1.5) times his Base Salary for Fiscal Year 2008.

            3. PAYMENT UPON OCCURRENCE OF FUNDAMENTAL TRANSACTION. If a Fundamental Transaction occurs at any time both (i) prior to the payment of any amount pursuant to Section 2 hereof and (ii) on or prior to December 31, 2010, then, in lieu of making any payment to the Executive pursuant to Section 2 hereof, the Company shall pay to the Executive, promptly following the occurrence of the Fundamental Transaction, an amount in immediately available funds, equal to one and one half (1.5) times his Base Salary. For this purpose, Base Salary shall mean Base Salary for Fiscal Year 2007, if the Fundamental Transaction occurs on or prior to the last day of Fiscal Year 2009, and Base Salary for 2008, if the Fundamental Transaction occurs during Fiscal Year 2010. Payment shall be made in the form of a single lump sum from the sales proceeds received by the Company pursuant to the terms of the Fundamental Transaction.

            4. PAYMENT OF BONUS AMOUNTS. Except as otherwise provided herein, bonus amounts shall be payable to the Executive in accordance with the terms and conditions of the Management Incentive Plan.

            5. MANAGEMENT INCENTIVE PLAN. The terms and conditions of the Management Incentive Plan are hereby incorporated herein by reference, and the Executive and the Company shall comply with all of the terms thereof applicable to annual incentive awards. In the event of any conflict between the terms of this Agreement and the terms of the Management Incentive Plan, the terms of the Management Incentive Plan shall govern.

            6. AMENDMENT AND TERMINATION. The Company may not amend or terminate this Agreement without the written consent of the Executive.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                              EXECUTIVE

                                              __________________________________


                                              SUMMIT GLOBAL LOGISTICS, INC. AND
                                              ITS SUBSIDIARIES


                                              By:_______________________________
                                                 Name
                                                 Title:

                                    EXHIBIT D

                          SUMMIT GLOBAL LOGISTICS, INC.
                             SEVERANCE BENEFIT PLAN
                                       AND
                            SUMMARY PLAN DESCRIPTION

                        EFFECTIVE AS OF DECEMBER 1, 2006

                                 I. INTRODUCTION

1.1   PURPOSE

The purpose of this severance plan, to be known as the Summit Global Logistics, Inc. Severance Benefit Plan (the "Plan"), effective as of the "Effective Date," as defined herein, is to assist Eligible Employees of Summit Global Logistics, Inc. ("Summit") and its subsidiaries (the "Company"), whose employment is involuntarily terminated due to circumstances that (i) are described in Section 2.1.b of this Plan, and (ii) are anticipated to result in such individuals experiencing a period of unemployment. This Plan supersedes and replaces any previous plan, program, policy, practice or arrangement by which Company may have provided severance benefits. All prior Company severance plans, practices or programs, whether informal or formal, are hereby terminated. This document constitutes both the Plan text and the Summary Plan Description for the Plan.

The Company is pleased to provide this Plan to Eligible Employees, and wants you, as a potentially Eligible Employee, to know about and understand it. This description of the Plan has been prepared to let you know how the Plan works and how it may benefit you. You should read all parts of this description carefully so that you will understand not only the ways in which the Plan may benefit you, but also certain exclusions from coverage and limitations on payments which may apply to you. If you have any questions about the Plan, you should contact the Administrator.

THE SUMMIT GLOBAL LOGISTICS, INC. SEVERANCE BENEFIT PLAN ("PLAN") IS AN EMPLOYEE WELFARE PLAN AS DEFINED IN SECTION 3(1) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 ("ERISA"). IT IS NOT A FUNDED PLAN; ANY BENEFITS OWED UNDER THE PLAN WILL BE PAID FROM THE GENERAL ASSETS OF THE COMPANY IF AND WHEN SUCH BENEFITS ARE OWED. EMPLOYEES HAVE NO RIGHTS TO OR INTEREST IN ANY SPECIFIC ASSETS OR ACCOUNTS OF THE COMPANY EVEN IF AMOUNTS ARE CREDITED TO ACCOUNTS DESIGNATED TO BE USED FOR THE PAYMENT OF PLAN BENEFITS.

                       II. YOUR PARTICIPATION IN THE PLAN

2.1 HOW DO I BECOME ELIGIBLE TO RECEIVE BENEFITS UNDER THE PLAN?

Only Eligible Employees (also referred to herein as "Participants") are eligible to receive benefits under this Plan. An Eligible Employee for these purposes is an Employee (i) who is NOT ineligible for benefits under Section 2.2 of the Plan, and (ii) who first satisfies each of the following three requirements:

      a. The Employee is a full-time employee of the Company as of the Effective Date or is hired by the Company within six months following as of the Effective Date, and if neither is the case, has worked as a full-time employee of the Company for at least one (1) year; AND

      b.    The Employee's employment with the Company is terminated because of:

            (i)   A permanent reduction in force by the Company;

            (ii) The Employee declining a transfer to another Company, as defined in Plan Section 7.6, that is deemed suitable by the Company that employs the Employee;

            (iii) The elimination of a job or employment  classification  by the
                  Company;

            (iv)  A Change in Control of Summit;

            (v) The consolidation of certain administrative and operational functions of Summit;

            (vi) The permanent or temporary shutdown of a portion of Summit's operations that includes the Employee's position; and/or

            (vii) The sale of a business unit by the Company or other  corporate divestiture with respect to Summit; AND

      c. The Employee has executed no earlier than the Employee's Termination Date and on or before the sixtieth (60th) day immediately following the Employee's Termination Date, a settlement agreement and release ("Release"). If the Employee fails to execute the Release within the prescribed time period, the Employee shall fail to qualify as a Participant under the Plan. The Employee shall be deemed to have executed the Release within the prescribed time period if the Company fails to provide the Employee with the Release for execution within thirty (30) days after the Employee's Termination Date.

2.2 IN WHAT CIRCUMSTANCES WILL I BE INELIGIBLE FOR BENEFITS UNDER THE PLAN?

Subject to Section 4.2, an Employee shall be ineligible for benefits under this Plan if the individual:

      a.    Is terminated for "Good Cause," as defined in this Section 2.2;

      b.    Voluntarily quits;

      c. Fails to work through his or her Termination Date, or such earlier date specified by the Company;

      d.    Is receiving long-term disability benefits;

      e. After the Termination Date, performs services (i) for a division, subdivision, branch, location, or other identifiable part of the Company's business that is sold or otherwise transferred to an owner other than the Company, regardless of whether the new owner offers continued or comparable employment to the Employee, or (ii) for any entity with which the Company has a continuing relationship, and in which the Company is or has been a significant contributor or investor, regardless of whether such entity offers continued or comparable employment to the employee;

      f.    Dies prior to his or her Termination Date; or

      g. Is on any leave of absence, short-term layoff, or absent for any reason (other than approved vacation, approved family medical leave, or medically certified sick leave) immediately prior to the Participant's Termination Date.

For purposes of this Section 2.2, "Good Cause" for termination shall include, but is not limited to, poor performance, dishonesty or other misconduct, such as excessive absenteeism or failure to comply with the business rules of the Company.

                          III. SEVERANCE PLAN BENEFITS

3.1   WHAT BENEFITS DO PARTICIPANTS RECEIVE?

An Eligible Employee of the Company who remains employed through his or her Termination Date, or such earlier date selected by Company in writing, and who executes, prior to any payment, the Release, will receive a severance benefit under this Plan in an amount determined pursuant to the formula set forth on Exhibit A hereto.

This Plan is designed to provide different benefits for separate categories of Employees, which have been established by Company solely for purposes of this Plan. Each Employee covered by this Plan will receive an Exhibit A bearing that Employee's name, which describes the benefits for that Employee's category. An Exhibit A is valid for purposes of this Plan only if it bears the name of the Employee claiming benefits hereunder. Employees who have not received, or have misplaced, their Exhibit A may obtain a replacement Exhibit A from the Administrator. The Company may amend Exhibit A with respect to an Employee at any time prior to the earlier of the date it notifies such Employee that it is terminating his or her employment or a Change in Control.

For purposes of this Section 3.1 and Exhibit A hereto:

      a. A Year of Service means a completed 12-consecutive month period commencing with the Employee's date of hire or an anniversary thereof. Partial years of service will be credited as one (1) Year of Service if an Employee has worked at least 1,000 hours during a year, calculated from an anniversary of the date of hire. No credit for partial years of service will be given to Employees who work less than one year in total. In computing months or years of service for purposes of this Plan, only continuous service accrued as a regular, full-time Company Employee will count. Service earned as a temporary Employee, independent contractor, or consultant to Company shall not be counted for purposes of determining length of service under this Plan, even if all or a portion of such service subsequently is determined by the Internal Revenue Service or any other governmental agency to have constituted employment.

      b. A Week's Base Salary is calculated by dividing the Employee's rate of Annual Base Salary as of the Termination Date by 52 weeks; a Month's Base Salary is calculated by dividing the Employee's rate of Annual Base Salary as of the Termination Date by 12. Annual Base Salary, for these purposes, shall mean total compensation (and, in the case of salespersons, total compensation for the immediately prior month multiplied by 12), but shall not include any bonus pay, commissions (other than sales commissions), incentives, overtime, awards, employee benefits, shift differentials, or other incidental compensation.

3.2   HOW WILL MY SEVERANCE BENEFITS UNDER THIS PLAN BE PAID?

Severance Plan Benefits will be paid as salary continuation on the Company's regular paydays.

3.3   WHAT  BENEFITS  DO  EMPLOYEES  RECEIVE  IF THEY  CHOOSE  NOT TO  EXECUTE A
      RELEASE?

If an Employee chooses not to execute a Release, the Employee shall NOT receive any Severance Plan Benefits.

3.4   WHAT IS THE PURPOSE OF THE RELEASE?

An Employee who executes a Release agrees not to assert a claim concerning his or her employment with the Company.

3.5   WILL I RECEIVE ANY ADDITIONAL "PLANT CLOSING" TYPE BENEFITS?

No. The Severance Plan Benefits provided in this Plan are the maximum benefits that Company will pay. To the extent that any federal, state or local law, including, without limitation, any so-called "plant closing" law, requires the Company to give advance notice or make a payment of any kind to an Eligible Employee because of that Employee's involuntary termination due to a layoff, reduction in force, plant or facility closing, sale of business, change in control, or any other similar event or reason, the benefits provided under this Plan shall either be reduced or eliminated. The benefits provided under this Plan are intended to satisfy and exceed any and all statutory obligations that may arise out of an Eligible Employee's involuntary termination for the foregoing reasons and the Administrator shall so construe and implement the terms of the Plan.

3.6   WHAT EFFECT WILL SEVERANCE PLAN BENEFITS HAVE ON OTHER COMPANY BENEFITS?

Benefits payable under this Plan are independent of any benefits to which an Employee might be entitled under any other employee benefit plan maintained by Company. You should carefully review the terms of any such other benefit plans to determine whether your rights thereunder are affected by a termination of your employment with Company.

                             IV. GENERAL PROVISIONS

4.1   ADMINISTRATOR.

The Plan shall be administered by the Compensation Committee of Summit's Board of Directors. In such capacity, the Compensation Committee shall oversee the operation of the Plan shall serve as the Administrator. Subject to Section 4.2.b, the Administrator will have full power and right to administer the Plan and in all of its details. For this purpose, the Administrator's power and rights include, but will not be limited to the following:

      a. to make and enforce such rules and regulations as it deems necessary or proper for the efficient administration of the Plan or required to comply with applicable law;

      b.    to interpret the Plan, its  interpretation  thereof in good faith to
            be  final  and   conclusive  on  any  Employee,   former   Employee,
            Participant, former Participant and Beneficiary;

      c. to decide all questions concerning the Plan and the eligibility of any person to participate in the Plan and to make all factual determinations;

      d. to compute the amount of benefits which will be payable to any Participant, former Participant or Beneficiary in accordance with the provisions of the Plan, and to determine the person or persons to whom such benefits will be paid;

      e.    to authorize the payment of benefits;

      f. to keep such records and submit such filings, elections, applications, returns or other documents or forms as may be required under the Code and applicable regulations, or under state or local law and regulations;

      g. to appoint such agents, counsel, accountants and consultants as may be required to assist in administering the Plan; and

      h. by written instrument, to allocate and delegate its fiduciary responsibilities in accordance with Section 405 of ERISA.

4.2   RIGHT TO AMEND OR TERMINATE.

      a. Subject to Section 4.2.b, the Compensation Committee reserves the power and right to modify, amend, or terminate (in whole or in part) any or all of the provisions of the Plan at any time for any reason. Any Plan amendment shall be adopted by action of the Company's Compensation Committee and executed by a Corporate Officer authorized to act on behalf of the Company.

      b. Notwithstanding anything herein to the contrary, in the event of a Change in Control, this Plan shall no longer be subject to amendment or termination with respect to Affected Individuals who are Employees of the Company as of the date of the Change in Control, but, as applied to such Affected Individuals with respect to all rights hereby conferred as a result of that Change in Control, (i) the terms and conditions hereof shall become fixed,
            (ii) the benefits promised hereunder shall become fully vested contract rights, (iii) the Annual Base Salary used to determine an Affected Individual's benefits hereunder shall be such individual's highest rate of Annual Base Salary (in the case of a salesperson, highest earning month multiplied by 12) during the period commencing on the first day of the Plan Year prior to the Plan Year in which the Change in Control occurs and ending on the date of the Affected Individual's Termination Date and (iv) the requirements of Section 2.1.b shall be deemed satisfied.

      c. For purposes of this Plan, a Change in Control shall occur when the first step is taken (E.G., commencement of negotiations) in a process that results in any one of the following events:

            i. The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended) (the "Act") of beneficial ownership (within the meaning of Rule 13d-3 of the Act) of 20% or more of the (A) then outstanding voting stock of Summit; or
                  (B) the combined voting power of the then outstanding securities of Summit entitled to vote; or

            ii. An ownership change in which the shareholders of Summit before such ownership change do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of Summit after such transaction, or in which Summit is not the surviving company; or

            iii.  The direct or  indirect  sale or  exchange  by the  beneficial
                  owners   (directly  or   indirectly)   of  Summit  of  all  or
                  substantially all of the stock of Summit; or

            iv. The composition of the Board changes so that the Board is not under the control of the current shareholders or their representatives; or

            v. A reorganization, merger or consolidation in which Summit is a party;

            vi. The sale, exchange, or transfer of all or substantially all of the assets of Summit; or

            vii.  The bankruptcy, liquidation or dissolution of Summit; or

            viii. Any  transaction  involving  Summit whereby Summit acquires an ownership interest of any percentage in, enters into a joint venture, partnership, alliance or similar arrangement with, or becomes owned in any percentage by, any other entity that is engaged in a business similar to the business engaged in by the Company and that has operations in North America immediately before such transaction or within one year thereafter.

      d. For purposes of this Plan, an Affected Individual is an individual who satisfies at least one of the following criteria:

            (i) The individual's employment with the Company is terminated by the Company for any reason other than the individual's long term disability within the period commencing on the date of the Change in Control and ending on last day of the second Plan Year ending after the closing date for the transaction effecting the Change in Control (the "Change in Control Period"), or

            (ii) The individual terminates employment with the Company during the Change in Control Period for Good Reason. For these purposes, the term "Good Reason" shall mean:

                  A.    Without the  individual's  prior  written  consent,  any
                        material  diminution  in  the  individual's   authority,
                        duties or responsibilities; or

                  B. Any failure by the Company to pay the individual an Annual Base Salary which is equal to or greater than the annual rate in effect during the immediately preceding Plan Year; or

                  C. Without the individual's prior written consent, the relocation of the principal place of the individual's employment to a location more than 30 miles from the Company. Location where the individual was working immediately prior to the relocation; or

                  D. A material breach by the Company of any of the material provisions of its Employment Agreement with the individual (if any), provided, however, that prior to any such termination pursuant to this subparagraph D, the Company's Compensation Committee must be given notice by the individual of such acts or omissions and no less than 20 days to cure the same.

4.3   EFFECT OF AMENDMENT OR TERMINATION.

Any amendment, discontinuance, or termination of the Plan shall be effective as of such date as the Compensation Committee shall determine.

4.4   ARBITRATION OF DISPUTES.

All controversies or claims that may arise between the Employee and the Company in connection with this Agreement shall be settled by arbitration. The parties (Summit, on behalf of the Company) further agree that the arbitration shall be held in the State of New Jersey, and administered by the American Arbitration Association under its Commercial Arbitration Rules, applying New Jersey law, except to the extent such law is preempted by ERISA.

      a. QUALIFICATIONS OF ARBITRATOR. The arbitration shall be submitted to a single arbitrator chosen in the manner provided under the rules of the American

            Arbitration Association. The arbitrator shall be disinterested and shall not have any significant business relationship with either party, and shall not have served as an arbitrator for any disputes involving the Company or any of its Affiliates more than twice in the thirty-six (36) month period immediately preceding his or her date of appointment. The arbitrator shall be a person who is experienced and knowledgeable in employment and executive compensation law and shall be an attorney duly licensed to practice law in one or more states.

      b. POWERS OF ARBITRATOR. The arbitrator shall not have the authority to grant any remedy which contravenes or changes any term of this Plan and shall not have the authority to award punitive or exemplary or damages under any circumstances. The parties shall equally share the expense of the arbitrator selected and of any stenographer present at the arbitration. The remaining costs of the arbitrator proceedings shall be allocated by the arbitrator, except that the arbitrator shall not have the power to award attorney's fees.

      c. EFFECT OF ARBITRATOR'S DECISION. The arbitrator shall render its decision within thirty (30) days after termination of the arbitration proceeding, which decision shall be in writing, stating the reasons therefor and including a brief description of each element of any damages awarded. The decision of the arbitrator shall be final and binding. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

4.5 GOVERNING LAW.

Except as may be otherwise provided in the contracts incorporated by reference into the Plan, the provisions of the Plan shall be construed, administered and enforced according to ERISA and, to the extent not preempted, by the laws of the State of New Jersey.

4.6   ADDRESSES, NOTICE, WAIVER OF NOTICE.

Each Participant must file with the Administrator, in writing, his or her current mailing address. Any communications, statement or notice addressed to such a person at his or her last mailing address as filed with the Administrator will be binding upon such person for all purposes of the Plan.

4.7   SEVERABILITY.

If any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if such illegal and invalid provisions had never been set forth in the Plan.

4.8   SECTION 409A COMPLIANCE.

Notwithstanding anything herein to the contrary, to the extent a delay or acceleration of the payments called for under any provision of this Plan is determined to be necessary in the opinion of Company's tax advisors to prevent imposition of an additional tax to a Participant under Section 409A(a)(1)(B) of the Internal Revenue Code of 1986, as amended (the "Code"), then the timing of such payment shall be accelerated to the extent necessary to comply with the "short-term deferral" rule or shall not be made, as applicable, until the first date on which such payment is permitted in compliance with Section 409A and the Treasury Regulations or other interpretative guidance issued thereunder.

                               V. CLAIMS PROCEDURE

5.1   INITIAL CLAIM FOR BENEFITS.

      a. MAKING A CLAIM. You may claim a specific benefit under the Plan or request a specific interpretation or ruling under the Plan regarding entitlement to future benefits by submitting a written claim for benefits to the Administrator.

      b. DENIAL OF CLAIM. If your claim is denied, in whole or in part, the Administrator shall provide you with written notification of such adverse benefit determination within 90 days after the receipt of the claim. Such 90-day period may be extended by the Administrator for a period of up to 90 days, but only if the Administrator determines that special circumstances require such an extension. If the Administrator determines that such an extension is required, you will receive written notice of the reasons for such extension and the date on which the Administrator expects to render a benefit determination on your claim. The Administrator will send you this notice prior to the expiration of the initial 90-day period.

      c. CONTENT OF INITIAL NOTICE OF ADVERSE BENEFIT DETERMINATION. Any written notice of adverse benefit determination will include the following: (i) the reasons for denial, with specific reference to the Plan provisions on which the denial is based; (ii) a description of any additional material or information required and an explanation of why it is necessary; (iii) an explanation of the Plan's claim review procedure; (iv) a statement that any appeal must be made by giving the Administrator, within 60 days of the notice of adverse benefit determination, unless extended by the Administrator for good cause shown, written notice of such appeal, which shall include a full description of the pertinent issues and the basis for the claim; and (v) a statement of your right to bring a civil action under Section 501(a) of ERISA following an adverse benefit determination on review.

      d. EFFECT OF FAILURE OF ADMINISTRATOR TO RENDER TIMELY DECISION. If the decision of the Administrator is not rendered within the initial 90-day or extended 90-day period, as applicable, you should consider your claim to have been denied.

5.2 APPEAL OF DENIED CLAIM. a. REQUEST FOR REVIEW. If your claim is denied or you have not received a response within the initial or extended 90-day determination period, you may request a review by notice given in writing to the Administrator. Such request must be made within 60 days after your receipt of the written notice of adverse benefit determination, or in the event that you have not received a response with the initial 90-day or extended 90-day period, within 60 days after the expiration of the applicable 90-day period, unless extended by the Administrator for good cause shown.

      b. REVIEW OF APPEAL. The claim or request will be reviewed by the Administrator, which may, but shall not be required to, convene a hearing. On review, you may have representation, examine relevant documents (free of charge), and submit issues and comments in writing.

5.3   FINAL DECISION.

      a. TIME FRAME. The Administrator normally will make the decision on review of an appealed claim within 60 days after receiving a claimant's request for review. If an extension of time is required for a hearing or because of other special circumstances, the
            Administrator will send you a written notice of extension, explaining the reason for the extension, and the expected date of its decision before the expiration of the initial 60 day period. In no event will the extension exceed an additional 60 days.

      b. EXPLANATION OF DECISION. The final decision of the Administrator will be delivered to you in written form and, if adverse, contain the following information: (i) the reasons for the adverse determination; (ii) specific references to the relevant Plan provisions upon with the determination is based; (iii) a statement that you are entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to your claim for benefits; and (iv) a statement of your right to bring action under Section 501(a) of ERISA.

      c. EFFECT OF FAILURE OF ADMINISTRATOR TO RENDER TIMELY DECISION. If the decision of the Administrator is not rendered within the initial 60-day or extended 60-day period, you should consider your claim on review to have been denied. Subject to your right to bring action under Section 501(a) of ERISA, all decisions on review shall be final and bind all parties concerned.

                          VI. STATEMENT OF ERISA RIGHTS

As a Participant in the Plan you are entitled to certain rights and protections under ERISA. ERISA provides that all Plan Participants shall be entitled to:

      RECEIVE INFORMATION ABOUT YOUR PLAN AND BENEFITS

      a. Examine, without charge, at the Administrator's office, all Plan documents, including this document, and a copy of the latest annual report (Form 5500 Series) filed by the Plan with the U.S. Department of Labor and available at the Public Disclosure Room of the Employee Benefits Security Administration.

      b. Obtain copies of these documents and other Plan information upon written request to the Administrator. The Administrator may make a reasonable charge for the copies.

      PRUDENT ACTIONS BY PLAN FIDUCIARIES

In addition to creating rights for Plan Participants, ERISA imposes duties upon the people who are responsible for the operation of the Plan. The people who operate the Plan, called "fiduciaries," have a duty to do so prudently and in the interest of you and other Plan Participants and Beneficiaries.

Neither the Company nor any other person may fire you or otherwise discriminate against you in any way to prevent you from obtaining benefits under the Plan or exercising your rights under ERISA.

      ENFORCE YOUR RIGHTS

If a claim for benefits under the Plan is denied or ignored, in whole or in part, you have a right to know why this was done, to obtain copies of documents relating to the decision without charge, and to appeal any denial, all within certain time schedules.

Under ERISA, there are steps you can take to enforce the above rights. For instance, if you request a copy of Plan documents or the latest annual report from the Plan and do not receive them within 30 days, you may file suit in a Federal Court. In such a case, the Court may require the Administrator to provide the materials and pay you up to $110 a day until you receive them, unless they were not sent because of reasons beyond the Administrator's control. If you have a claim for benefits which is denied or not processed, in whole or in part, you may file suit in a State or Federal Court. If it should happen that the Plan's fiduciaries misuse the Plan's money (if any), or you are discriminated against for asserting your rights, you may seek assistance from the U.S. Department of Labor, or you may file suit in a Federal Court. The Court will decide who should pay the court costs and legal fees. If you are successful, the Court may order the person you have sued to pay these costs and fees. If you lose, the Court may order you to pay these costs and fees if, for example, it finds your claim to be frivolous.

      ASSISTANCE WITH YOUR QUESTIONS

If you have any questions about your Plan. Your should contact the Administrator. If you have any questions about this Statement or about your rights under ERISA, or if you need assistance in obtaining documents from the Administrator, you should contact the nearest office of the Employee Benefits Security Administration, U.S. Department of Labor, listed in your telephone directory or the Division of Technical Assistance Inquiries, Employee Benefits Security Administration, U.S. Department of Labor, 200 Constitution Avenue, N.W., Washington, D.C. 20210. You may also obtain certain publications about your rights and responsibilities under ERISA by calling the publications hotline of the Employee Benefits Security Administration.

      ADDITIONAL INFORMATION.

If there are any provisions of this Plan and/or Summary Plan Description which are not entirely clear to you, please ask for a clarification from the Administrator. If you submit a written request for information or for a more detailed explanation of any provision of the Plan, the Administrator will respond to you in writing. Only the Administrator is authorized to interpret the Plan and you should not rely upon interpretations of the Plan from any other source.

                                VII. DEFINITIONS

The following words and phrases are used quite frequently in this Summary Plan Description and have special meanings of which you should take note.

7.1 The ADMINISTRATOR is the person or persons designated by the Company's Compensation Committee to administer and oversee the operation of the Plan.

7.2 An AFFILIATE is any Person (i) which, with respect to the Company, directly or indirectly beneficially owns (within the meaning of Rule 13d-3 promulgated under the Act) securities or other equity interests possessing more than 50% of the aggregate voting power in the election of directors (or similar governing body) represented by all outstanding securities of the Company or (ii) with respect to which the Company beneficially owns (within the meaning of Rule 13d-3 promulgated under the Act securities or other equity interests possessing more than 50% of the aggregate voting power in the election of directors (or similar governing body) represented by, or more than 5% of the aggregate value of, all outstanding securities or other equity interests of such Person.

7.3 A BENEFICIARY is a person or persons entitled to receive benefits under the Plan upon the death of a Participant.

7.4   The BOARD OF DIRECTORS means the Board of Directors of Summit.

7.5   The COMPANY is Summit Global Logistics, Inc. and its subsidiaries.

7.6 The COMPANY LOCATION means a Company office consisting of one or more buildings within 30 miles of each other.

7.7 CORPORATE OFFICER means any person who has been duly appointed a corporate officer of the Company.

7.8   The EFFECTIVE DATE for purposes of this Plan is December 1, 2006.

7.9 An ELIGIBLE EMPLOYEE is an Employee of the Company who meets the eligibility requirements set forth in Article II.

7.10 An EMPLOYEE is an individual who (i) contracts directly with the Company (rather than through a third party, such as an employee-leasing firm),
      (ii) performs services for the Company and (iii) is treated as an employee of the Company for federal employment-tax purposes.

7.11 An EMPLOYMENT AGREEMENT is a written agreement by and between the Employee and the Company setting forth the terms and conditions of the Employee's employment with the Company.

7.12 ERISA means the Employee Retirement Income Security Act of 1974, as amended, and includes regulations promulgated thereunder by the Secretary of Labor.

7.13 The COMPENSATION COMMITTEE means a Committee established by the Board of Directors that is authorized to, among other things, establish and maintain the Plan.

7.14 A FIDUCIARY means any person who exercises any discretionary authority or responsibility in the management or administration of the Plan or the disposition of Plan assets; or who renders investment advice for a fee or other compensation with respect to any property of the Plan.

7.15  The NAMED FIDUCIARY for the Plan is Summit.

7.16  PARTICIPANTS are Eligible Employees, as defined in Section 7.9.

7.17 PERQUISITEs means the following employee benefits to the extent an Employee is a participant in a Company plan or program providing such benefits: (i) life insurance, (ii) accidental death and dismemberment insurance, (iii) long term disability insurance and (iv) travel and accident insurance.

7.18  PERSON means a person within the meaning of Section 3(a)(9) of the Act.

7.19 The PLAN is the Summit Global Logistics, Inc., Severance Benefit Plan described in this booklet.

7.20 The PLAN YEAR is the 12-month period commencing on December 1 and ending on the immediately following November 30.

7.21 SEPARATION DATE OR TERMINATION DATE means a Participant's last day of active service with the Company as designated by the Company.

7.22 SEVERANCE PLAN BENEFIT means amounts payable under the Plan to a Participant on account of termination of his or her employment under the conditions described in Article III.

                         VIII. PLAN IDENTIFICATION DATA

Under this heading, the names and addresses of certain individuals who have various responsibilities with respect to this Plan are shown. Also, certain identification information with respect to the Plan itself is set out in case that information would be of use to you.

o     EMPLOYER: Summit Global Logistics, Inc.

o     IDENTIFICATION NUMBER: The Employer's IRS identification number is
                             __________.

o     PLAN IDENTIFICATION NUMBER: ______

o     NAMED FIDUCIARY AND ADMINISTRATOR: Summit is Summit Global Logistics, Inc.
                                         547 Boulevard, Kennilworth, NJ 07033.

o     BASIS ON WHICH PLAN RECORDS ARE KEPT: Plan Year

o     TYPE OF PLAN: Unfunded welfare benefit plan providing severance benefits.

o     AGENT FOR SERVICE OF LEGAL PROCESS Summit is Summit Global Logistics, Inc.
                                         547 Boulevard, Kennilworth, NJ 07033.

APPROVALS
SEVERANCE BENEFIT PLAN

Approved by the Compensation Committee
of the Board of Directors on:                     November 8, 2006
                                              -------------------------
Approved by the Stockholders on:                  November 8, 2006
                                              -------------------------

                                   APPENDIX A
                             (HIGH LEVEL EXECUTIVES)

Twenty-four (24) Months' Base Salary. Payments shall be made on a monthly basis.

In addition, the Company shall pay the individual's premiums for COBRA continuation coverage (individual, individual plus one or family coverage, as applicable) for a period of eighteen (18) months following termination of employment. At the expiration of this eighteen (18)-month period, the Company will pay the individual, in a single lump sum, the cash value of six (6) additional months of premium payments for the type of coverage elected under COBRA under a substantially similar health plan. The amount to be paid under the immediately preceding sentence shall not exceed $25,000.

If the individual's employment is terminated in connection with a Change in Control, as such term is defined in Plan Section 4.2.b, the twenty-four (24) Months' Base Salary described above shall be paid to the individual in a single lump sum, the COBRA and health care benefits shall be provided as described above, and the Company also will provide the individual with outplacement benefits of an amount commensurate with the individual's position with the Company, the value of such benefits not to exceed $10,500. The Company will also continue to maintain the identical level of Perquisites and benefits enjoyed by the individual prior to the Change in Control for a period of two (2) years following his or her last day of employment. For these purposes, a termination of the individual's employment shall conclusively be deemed to be in connection with a Change in Control if such termination occurs during the time period commencing on the date of the Change in Control and ending on the second anniversary of the closing date for the transaction effecting the Change in Control

This Exhibit A confirms that, solely for purposes of the Summit Global Logistics, Inc.
Severance Benefit Plan, Robert O'Neill is within category described above.